                                                      Registration No. 33-82658

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 1
                         ------------------------------

                 GROUP VEL ACCOUNT OF SMA LIFE ASSURANCE COMPANY
                 -----------------------------------------------
                           (Exact Name of Registrant)

                           SMA LIFE ASSURANCE COMPANY
                               440 Lincoln Street
                               Worcester MA 01653
                     (Address of Principal Executive Office)

                   Abigail M. Armstrong, Secretary and Counsel
                               440 Lincoln Street
                               Worcester MA 01653
               (Name and Address of Agent for Service of Process)


             It is proposed that this filing will become effective:

               ___on______________pursuant to paragraph (a) of Rule 485
               ___60 days after filing pursuant to paragraph (a) of Rule 485
               ___immediately after filing pursuant to paragraph (b) of Rule 485
                X on October 1, 1995 pursuant to paragraph (b) of Rule 485
               ---   ---------------
                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1994 was not filed as the Separate Account had not begun sales.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-82                       Caption in Prospectus
------------                       ---------------------
1. . . . . . . . . . . . . . . .   Cover Page
2. . . . . . . . . . . . . . . .   Cover Page
3. . . . . . . . . . . . . . . .   Not Applicable
4. . . . . . . . . . . . . . . .   Distribution
5. . . . . . . . . . . . . . . .   The Company, The Group VEL Account
6. . . . . . . . . . . . . . . .   The Group VEL Account
7. . . . . . . . . . . . . . . .   Not Applicable
8. . . . . . . . . . . . . . . .   Not Applicable
9. . . . . . . . . . . . . . . .   Legal Proceedings
10 . . . . . . . . . . . . . . .   Summary; Description of the Company, The
                                   Group VEL Account, the Trust, VIPF, VIPF II,
                                   T. Rowe and DGPF; The Certificate;
                                   Certificate Termination and Reinstatement;
                                   Other Certificate Provisions
11 . . . . . . . . . . . . . . .   Summary;  The Trust, Investment Objectives
                                   and Policies
12 . . . . . . . . . . . . . . .   Summary; The Trust;
13 . . . . . . . . . . . . . . .   Summary; The Trust; VIPF; VIPF II; T.Rowe;
                                   DGPF; Investment Advisory Services to the
                                   Trust; Investment Advisory Services to VIPF;
                                   Investment Advisory Services to VIPF II;
                                   Investment Advisory Services to T. Rowe;
                                   Investment Advisory Services to DGPF; Charges
                                   and Deductions
14 . . . . . . . . . . . . . . .   Summary; Enrollment Form for a Certificate
15 . . . . . . . . . . . . . . .   Summary; Enrollment Form for a Certificate;
                                   Premium Payments; Allocation of Net Premiums
16 . . . . . . . . . . . . . . .   The Group VEL Account; The Trust; VIPF;
                                   VIPF II; T. Rowe; DGPF; Premium Payments;
                                   Allocation of Net Premiums
17 . . . . . . . . . . . . . . .   Summary; Surrender; Partial Withdrawal;
                                   Charges and Deductions; Certificate
                                   Termination and Reinstatement
18 . . . . . . . . . . . . . . .   The Group VEL Account; The Trust; VIPF;
                                   VIPF II; T. Rowe; DGPF; Premium Payments
19 . . . . . . . . . . . . . . .   Reports; Voting Rights
20 . . . . . . . . . . . . . . .   Not Applicable
21 . . . . . . . . . . . . . . .   Summary; Certificate Loans; Other Certificate
                                   Provisions
22 . . . . . . . . . . . . . . .   Other Certificate Provisions
23 . . . . . . . . . . . . . . .   Not Required
24 . . . . . . . . . . . . . . .   Other Certificate Provisions
25 . . . . . . . . . . . . . . .   The Company

Item No. of
Form N-8B-2                        Caption in Prospectus
-----------                        ---------------------



26 . . . . . . . . . . . . . . .   Not Applicable
27 . . . . . . . . . . . . . . .   The Company
28 . . . . . . . . . . . . . . .   Directors and Principal Officers of the
                                   Company
29 . . . . . . . . . . . . . . .   The Company
30 . . . . . . . . . . . . . . .   Not Applicable
31 . . . . . . . . . . . . . . .   Not Applicable
32 . . . . . . . . . . . . . . .   Not Applicable
33 . . . . . . . . . . . . . . .   Not Applicable
34 . . . . . . . . . . . . . . .   Not Applicable
35 . . . . . . . . . . . . . . .   Distribution
36 . . . . . . . . . . . . . . .   Not Applicable
37 . . . . . . . . . . . . . . .   Not Applicable
38 . . . . . . . . . . . . . . .   Summary; Distribution
39 . . . . . . . . . . . . . . .   Summary; Distribution
40 . . . . . . . . . . . . . . .   Not Applicable
41 . . . . . . . . . . . . . . .   The Company, Distribution
42 . . . . . . . . . . . . . . .   Not Applicable
43 . . . . . . . . . . . . . . .   Not Applicable
44 . . . . . . . . . . . . . . .   Premium Payments; Certificate Value and
                                   Surrender Value
45 . . . . . . . . . . . . . . .   Not Applicable
46 . . . . . . . . . . . . . . .   Certificate Value and Surrender Value;
                                   Federal Tax Considerations
47 . . . . . . . . . . . . . . .   The Company
48 . . . . . . . . . . . . . . .   Not Applicable
49 . . . . . . . . . . . . . . .   Not Applicable
50 . . . . . . . . . . . . . . .   The Group VEL Account
51 . . . . . . . . . . . . . . .   Cover Page; Summary; Charges and
                                   Deductions; The Certificate; Certificate
                                   Termination and Reinstatement;  Other
                                   Certificate Provisions
52 . . . . . . . . . . . . . . .   Addition, Deletion or Substitution of
                                   Investments
53 . . . . . . . . . . . . . . .   Federal Tax Considerations
54 . . . . . . . . . . . . . . .   Not Applicable
55 . . . . . . . . . . . . . . .   Not Applicable
56 . . . . . . . . . . . . . . .   Not Applicable
57 . . . . . . . . . . . . . . .   Not Applicable
58 . . . . . . . . . . . . . . .   Not Applicable
59 . . . . . . . . . . . . . . .   Not Applicable

                              PROSPECTUS SUPPLEMENT
                                GROUP VEL ACCOUNT
                  (Supplement to prospectus dated May 1, 1995)

Effective October 1, 1995, the name of SMA Life Assurance Company has been changed to ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. The attached prospectus is hereby amended to delete the name "SMA Life Assurance Company" and to substitute ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY.


                                      * * *

                        CHANGES IN DIRECTORS AND OFFICERS

Bradford K. Gallagher has resigned as Director, President and CEO of the Company. Richard M. Reilly, who is a Director and previously was Vice President of the Company, has been elected as President and CEO of the Company.

James R. McAuliffe has resigned as Director and Ruben P. Moreno has resigned as Vice President of the Company.




                         SUPPLEMENT DATED OCTOBER 1, 1995

This prospectus describes certificates issued under group flexible premium variable life insurance policies ("Certificates") offered by SMA Life Assurance Company ("Company") to eligible applicants ("Certificate Owners") who are members of a non-qualified benefit plan having a minimum of ten or more members, depending on the group, and are age 80 years old and under. Within limits, you may choose the amount of initial premium desired and the initial Death Benefit. You have the flexibility to vary the frequency and amount of premium payments, subject to certain restrictions and conditions. You may withdraw a portion of the Certificate's surrender value, or the Certificate may be fully surrendered at any time, subject to certain limitations.

The Certificates permit you to allocate Net Premiums among up to seven of eighteen sub-accounts ("Sub-Accounts") of the Group VEL Account, a separate account of the Company, and a fixed interest account ("General Account") of the Company (together "Accounts"). Each Sub-Account invests its assets in a corresponding investment portfolio of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II"), T. Rowe Price International Series, Inc. ("T. Rowe") or Delaware Group Premium Fund, Inc. ("DGPF"). The Trust is managed by Allmerica Investment Management Company, Inc. ("Allmerica Investment"). VIPF and VIPF II are managed by Fidelity Management & Research Company ("Fidelity Management"). T. Rowe is managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"). The International Equity Series, which is the only investment portfolio of DGPF available under the Certificates, is managed by Delaware International Advisers Ltd. ("Delaware International").

In certain circumstances, a Certificate may be considered a "modified endowment contract." Under the Internal Revenue Code, any Certificate loan, partial withdrawal or surrender from a modified endowment contract may be subject to tax and tax penalties. See "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."

The Trust, VIPF, VIPF II, T. Rowe and DGPF are open-end, diversified series investment companies. Eleven different investment portfolios of the Trust are available under the Certificates: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund (the "Funds"). Four of VIPF's investment portfolios are available under the Certificates: High Income Portfolio (which invests in higher yielding, higher risk, lower rated debt securities), Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio ("Portfolios"). One investment portfolio of VIPF II ("Portfolio") is available under the Certificates: the Asset Manager Portfolio. One investment portfolio of T. Rowe ("Portfolio") is available under the Policies: the International Stock Portfolio. One investment portfolio of DGPF ("Series") is available under the Certificates: the International Equity Series. Each Fund, Portfolio and Series has its own investment objectives. See "INVESTMENT OBJECTIVES AND POLICIES" in this prospectus. The accompanying prospectuses of the Trust, VIPF, VIPF II, T. Rowe and DGPF describe the investment objectives and certain attendant risks of each Underlying Fund. The International Stock Portfolio of T. Rowe is not available in all states.

                         ------------------------------

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY OR CERTIFICATE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES OF THE ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Dated May 1, 1995
                               440 Lincoln Street
                         Worcester, Massachusetts 01653
                                 (508) 855-1000

(Continued from cover page)

There is no guaranteed minimum Certificate value. The value of a Certificate will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Certificate value will also be adjusted for other factors, including the amount of charges imposed. The Certificate will remain in effect so long as the Certificate value less any outstanding debt is sufficient to pay certain monthly charges imposed in connection with the Certificate. The Certificate value may decrease to the point where the Certificate will lapse and provide no further death benefit without additional premium payments.

If the Certificate is in effect at the death of the Insured, the Company will pay a death benefit (the "Death Proceeds") to the beneficiary. Prior to the Final Premium Payment Date, the Death Proceeds equal the Death Benefit, less any debt, partial withdrawals, and any due and unpaid charges. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate. You may choose either Death Benefit Option 1 (the Death Benefit is fixed in amount) or Death Benefit Option 2 (the Death Benefit includes the Certificate value in addition to a fixed insurance amount). A Certificate Owner has the right to change the Death Benefit option, subject to certain conditions. A Minimum Death Benefit, equivalent to a percentage of the Certificate value, will apply if greater than the Death Benefit otherwise payable under Option 1 or Option 2.

                                TABLE OF CONTENTS

SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .14

DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT, THE TRUST, VIPF,
VIPF II, T. ROWE AND DGPF. . . . . . . . . . . . . . . . . . . . . . . . . . .17
     THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
     THE GROUP VEL ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .17
     ALLMERICA INVESTMENT TRUST. . . . . . . . . . . . . . . . . . . . . . . .17
     VARIABLE INSURANCE PRODUCTS FUND. . . . . . . . . . . . . . . . . . . . .18
     VARIABLE INSURANCE PRODUCTS FUND II . . . . . . . . . . . . . . . . . . .18
     T. ROWE PRICE INTERNATIONAL SERIES, INC.. . . . . . . . . . . . . . . . .18
     DELAWARE GROUP PREMIUM FUND, INC. . . . . . . . . . . . . . . . . . . . .18
     INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . . .18
     INVESTMENT ADVISORY SERVICES TO THE TRUST . . . . . . . . . . . . . . . .20
     INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II. . . . . . . . . . . . .23
     INVESTMENT ADVISORY SERVICES TO T. ROWE . . . . . . . . . . . . . . . . .23
     INVESTMENT ADVISORY SERVICES TO DGPF. . . . . . . . . . . . . . . . . . .23
     ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS . . . . . . . . . . . .23
     VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24

THE CERTIFICATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     ENROLLMENT FORM FOR A CERTIFICATE . . . . . . . . . . . . . . . . . . . .25
     FREE LOOK PERIOD. . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     CONVERSION PRIVILEGES . . . . . . . . . . . . . . . . . . . . . . . . . .26
     PREMIUM PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
     ALLOCATION OF NET PREMIUMS. . . . . . . . . . . . . . . . . . . . . . . .26
     TRANSFER PRIVILEGE. . . . . . . . . . . . . . . . . . . . . . . . . . . .27
     DEATH PROCEEDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
     DEATH BENEFIT OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .28
     CHANGE IN DEATH BENEFIT OPTION. . . . . . . . . . . . . . . . . . . . . .29
     CHANGE IN FACE AMOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .30
     CERTIFICATE VALUE AND SURRENDER VALUE . . . . . . . . . . . . . . . . . .31
     PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
     OPTIONAL INSURANCE BENEFITS . . . . . . . . . . . . . . . . . . . . . . .32
     SURRENDER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
     PAID-UP INSURANCE OPTION. . . . . . . . . . . . . . . . . . . . . . . . .32
     PARTIAL WITHDRAWAL. . . . . . . . . . . . . . . . . . . . . . . . . . . .33

CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
     PREMIUM EXPENSE CHARGE. . . . . . . . . . . . . . . . . . . . . . . . . .34
     MONTHLY DEDUCTION FROM CERTIFICATE VALUE. . . . . . . . . . . . . . . . .34
     CHARGES REFLECTED IN THE ASSETS OF THE GROUP VEL ACCOUNT. . . . . . . . .37
     SURRENDER CHARGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
     CHARGES ON PARTIAL WITHDRAWAL . . . . . . . . . . . . . . . . . . . . . .38
     TRANSFER CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
     CHARGE FOR CHANGE IN FACE AMOUNT. . . . . . . . . . . . . . . . . . . . .39
     OTHER ADMINISTRATIVE CHARGES. . . . . . . . . . . . . . . . . . . . . . .39

CERTIFICATE LOANS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
     LOAN INTEREST CHARGED . . . . . . . . . . . . . . . . . . . . . . . . . .39
     REPAYMENT OF DEBT . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
     EFFECT OF CERTIFICATE LOANS . . . . . . . . . . . . . . . . . . . . . . .40

CERTIFICATE TERMINATION AND REINSTATEMENT. . . . . . . . . . . . . . . . . . .40
     TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .40
     REINSTATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

OTHER CERTIFICATE PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . .41
     CERTIFICATE OWNER . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
     BENEFICIARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
     ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
     INCONTESTABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .41
     SUICIDE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42

     AGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
     POSTPONEMENT OF PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . .42

DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY. . . . . . . . . . . . . . . .43

DISTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45

REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

LEGAL PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

FURTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .46

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .47
     THE COMPANY AND THE GROUP VEL ACCOUNT . . . . . . . . . . . . . . . . . .47
     TAXATION OF THE CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . .47
     MODIFIED ENDOWMENT CONTRACTS. . . . . . . . . . . . . . . . . . . . . . .48

MORE INFORMATION ABOUT THE GENERAL ACCOUNT . . . . . . . . . . . . . . . . . .48
     GENERAL DESCRIPTION . . . . . . . . . . . . . . . . . . . . . . . . . . .48
     GENERAL ACCOUNT VALUE . . . . . . . . . . . . . . . . . . . . . . . . . .48
     THE CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49
     TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CERTIFICATE LOANS. . . . .49

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50

APPENDIX A - OPTIONAL BENEFITS . . . . . . . . . . . . . . . . . . . . . . . .63

APPENDIX B - PAYMENT OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . .64

APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES AND
ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .64

APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES. . . . . . . . . . . . .70

                                  SPECIAL TERMS

AGE: The Insured's age as of the nearest birthday measured from a Certificate anniversary.

BENEFICIARY: The person(s) designated by the owner of the Certificate to receive the insurance proceeds upon the death of the Insured.

CERTIFICATE CHANGE: Any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option.

CERTIFICATE VALUE: The total amount available for investment under a Certificate at any time. It is equal to the sum of (a) the value of the Units credited to a Certificate in the Sub-Accounts and (b) the accumulation in the General Account credited to that Certificate.

COMPANY: SMA Life Assurance Company.

DATE OF ISSUE: The date set forth in the Certificate used to determine the Monthly Processing Date, Certificate months, Certificate years, and Certificate anniversaries.

DEATH BENEFIT: The amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Death Benefit will depend on the Death Benefit Option chosen, but will always be at least equal to the Face Amount.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Death Benefit Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions. After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Certificate.

DEBT: All unpaid Certificate loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: An acknowledgment, signed by the Certificate Owner and returned to the Company's Principal Office, that the Certificate Owner has received the Certificate and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: Information, satisfactory to the Company, that is used to determine the Insured's Underwriting Class.

FACE AMOUNT: The amount of insurance coverage applied for. The Face Amount of each Certificate is set forth in the specification pages of the Certificate.

FINAL PREMIUM PAYMENT DATE: The Certificate anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Certificate.

GENERAL ACCOUNT: All the assets of the Company other than those held in a Separate Account.

GROUP VEL ACCOUNT: A Separate Account of the Company to which the Certificate Owner may make Net Premium allocations.

GUIDELINE ANNUAL PREMIUM: The annual amount of premium that would be payable through the Final Premium Payment Date of a Certificate for the specified Death Benefit, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Certificates), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Certificate and any Certificate riders.
The Death Benefit Option 1 Guideline Annual Premium is used when calculating the maximum surrender Charge.

INSURANCE AMOUNT AT RISK: The Death Benefit less the Certificate Value.

ISSUANCE AND ACCEPTANCE: the date the Company mails the Certificate if the enrollment form is approved with no changes requiring your consent; otherwise, the date the Company receives your written consent to any changes.

LOAN VALUE: The maximum amount that may be borrowed under the Certificate.

MINIMUM DEATH BENEFIT: The minimum Death Benefit required to qualify the Certificate as "life insurance" under Federal tax laws. The Minimum Death Benefit varies by Age. It is calculated by multiplying the Certificate Value by a percentage determined by the Insured's Age.

MONTHLY PROCESSING DATE: The date on which the Monthly Deduction is deducted from Certificate Value.

MONTHLY DEDUCTION: Charges deducted monthly from the Certificate Value of a Certificate prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by rider, the monthly Certificate administrative charge, the monthly Group VEL Account administrative charge and the monthly mortality and expense risk charge.

MONTHLY DEDUCTION SUB-ACCOUNT: A Sub-Account of the Separate Account to which the payor that you name under the Payor Option may allocate Net Premiums to pay all or a portion of the insurance charges and administrative charges. The Monthly Deduction Sub-Account is currently Sub-Account 3 which invests in the Money Market Fund of Allmerica Investment Trust.

NET PREMIUM: An amount equal to the premium less any premium expense charge.

PAID-UP INSURANCE: Life insurance coverage for the life of the Insured, with no further premiums due.

PRINCIPAL OFFICE: The Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account Certificate Value will be allocated. If you do not, the Company will allocate the deduction or Certificate Value among the General Account and the Sub-Accounts excluding the Monthly Deduction Sub-Account in the same proportion that the Certificate Value in the General Account and the Certificate Value in each Sub-Account bear to the total Certificate Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A Separate Account consists of assets segregated from the Company's other assets. The investment performance of the assets of each Separate Account is determined separately from the other assets of the Company. The assets of a Separate Account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: A subdivision of the Group VEL Account. Each Sub-Account invests exclusively in the shares of a corresponding Fund of the Allmerica Investment Trust, a corresponding Portfolio of the Variable Insurance Products Fund or the Variable Insurance Products Fund II, the International Stock Portfolio of T. Rowe Price International Series, Inc. or the International Equity Series of the Delaware Group Premium Fund, Inc.

SURRENDER VALUE: The amount payable upon a full surrender of the Certificate. It is the Certificate Value, less any Debt and any surrender charges.

UNDERLYING FUNDS: The Funds of Allmerica Investment Trust, the Portfolios of Variable Insurance Products Fund and Variable Insurance Products Fund II, the Portfolio of T. Rowe Price International Series, Inc. and the Series of Delaware Group Premium Fund, Inc. available under the Certificates.

UNDERLYING INVESTMENT COMPANIES: Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. and Delaware Group Premium Fund, Inc.

UNDERWRITING CLASS: The risk classification that the Company assigns the Insured based on the information in the enrollment form and any other Evidence of Insurability considered by the Company. The Insured's Underwriting Class will affect the cost of insurance charge and the amount of premium required to keep the Certificate in force.

UNIT: A measure of your interest in a Sub-Account.

VALUATION DATE: A day on which the net asset value of the shares of any of the Underlying Funds is determined and Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Certificate is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: The interval between two consecutive Valuation Dates.

WRITTEN REQUEST: A Request by the Certificate Owner in writing, satisfactory to the Company.

YOU OR YOUR: The Certificate Owner, as shown in the enrollment form or the latest change filed with the Company.

                            SUMMARY

THE CERTIFICATE - The Certificate issued under a group flexible premium variable life policy offered by this prospectus allows you, subject to certain limitations, to make premium payments in any amount and frequency. As long as the Certificate remains in force, it will provide for: (a) life insurance coverage on the named Insured; (b) Certificate Value; (c) surrender rights and partial withdrawal rights; (d) loan privileges; and (e) in some cases, additional insurance benefits available by rider for an additional charge.

The Certificates provide death benefits, Certificate Value, and other features traditionally associated with life insurance policies. The Certificates are "variable" because, unlike the fixed benefits of ordinary whole life insurance, the Certificate Value will, and under certain circumstances the Death Proceeds may, increase or decrease depending on the investment experience of the Sub-Accounts of the Group VEL Account. They are "flexible premium" Certificates, because, unlike traditional insurance policies, there is no fixed schedule for premium payments. Although you may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Certificate to lapse nor will making the planned premium payments guarantee that a Certificate will remain in force. Thus, you may, but are not required to, pay additional premiums.

The Certificate will remain in force until the Surrender Value is insufficient to cover the next Monthly Deduction and loan interest accrued, if any, and a grace period of 62 days has expired without adequate payment being made by you.

SURRENDER CHARGES - At any time that a Certificate is in effect, a Certificate Owner may elect to surrender the Certificate and receive its Surrender Value. A surrender charge may be calculated upon issuance of the Certificate and upon each increase in Face Amount. The surrender charge may be imposed, depending on the group to which the Certificate is issued, for up to 15 years from the Date of Issue or any increase in the Face Amount and you request a full surrender or a decrease in Face Amount.

The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium, depending on the group to which the Certificate is issued. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in "APPENDIX C - CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge remains level for the first 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge imposed may be less than the maximum. See "THE CERTIFICATE - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b) where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a Specified amount per thousand dollars of increase, as indicated in "APPENDIX C - CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and
(b) is a deferred sales charge. This maximum surrender charge remains level for the first 24 Certificate months following the increase, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount, before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the actual surrender charge with respect to the increase may be less than the maximum. See "THE CERTIFICATE
- Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

In the event of a decrease in Face Amount, any surrender charge imposed is a fraction of the charge that would apply to a full surrender of the Certificate. See "THE CERTIFICATE - Surrender" and "CHARGES AND DEDUCTIONS - Surrender Charge."

PREMIUM EXPENSE CHARGE - A charge may be deducted from each premium payment for state and local premium taxes paid by the Company for the Certificate and to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC taxes") and for sales expenses related to the Certificates. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Certificate is issued. The DAC tax deduction is a factor that the Company must use when calculating the maximum sales load it can charge under SEC rules. The charge for sales expenses may range from zero to 5%, depending on the characteristics of the group to which the Certificate is issued and the actual sales expense incurred by the Company. See "CHARGES AND DEDUCTIONS - Premium Expense Charge."

MONTHLY DEDUCTIONS FROM CERTIFICATE VALUE - On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deductions") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Certificate is issued. The Monthly Deduction may also include a charge for Group VEL administrative expenses and a charge for mortality and expense risks. The Group VEL administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Certificate was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account.

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Group VEL administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date. See "CHARGES AND DEDUCTIONS - Monthly Deductions from Certificate Value."

TRANSACTION CHARGES - Each of the charges listed below is designed to reimburse the Company for administrative costs incurred in the applicable transaction.

TRANSACTION CHARGE ON PARTIAL WITHDRAWALS - A transaction charge, which is up to the smaller of 2% of the amount withdrawn or $25, is assessed at the time of each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. In addition to the transaction charge, a partial withdrawal charge may also be made under certain circumstances. See "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal."

CHARGE FOR CHANGE IN FACE AMOUNT - For each increase or decrease in Face Amount, a charge of $2.50 per $1,000 of increase or decrease up to $50, will be deducted from Certificate Value. This charge is designed to reimburse the Company for underwriting and administrative costs associated with the change. See "THE CERTIFICATE - Change In Face Amount" and "CHARGES AND DEDUCTIONS - Charge For Change In Face Amount."

TRANSFER CHARGE - The first six transfers of Certificate Value in a Certificate year will be free of charge. Thereafter, with certain exceptions, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the costs of processing the transfer. See "THE CERTIFICATE - Transfer Privilege" and "CHARGES AND DEDUCTIONS - Transfer Charges."

OTHER ADMINISTRATIVE CHARGES - The Company reserves the right to impose a charge for the administrative costs associated with changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. See "CHARGES AND DEDUCTIONS - Other Administrative Charges."

CHARGES OF THE UNDERLYING INVESTMENT COMPANIES - In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Investment Companies. See "CHARGES AND DEDUCTIONS - Charges Reflected in the Assets Of the Group VEL Account." The levels of fees and expenses vary among the Underlying Investment Companies.

CERTIFICATE VALUE AND SURRENDER VALUE - The Certificate Value is the total amount available for investment under a Certificate at any time. It is the sum of the value of all Units in the Sub-Accounts of the Group VEL Account and all accumulations in the General Account of the Company credited to the Certificate. The Certificate Value reflects the amount and frequency of Net Premiums paid, charges and deductions imposed under the Certificate, interest credited to accumulations in the General Account, investment performance of the Sub-Account(s) to which Certificate Value has been allocated, and partial withdrawals. The Certificate Value may be relevant to the computation of the Death Proceeds. You bear the entire investment risk for amounts allocated to the Group VEL Account. The Company does not guarantee a minimum Certificate Value.

The Surrender Value will be the Certificate Value, less any Debt and surrender charges. The Surrender Value is relevant, for example, in the computation of the amounts available upon partial withdrawals, Certificate loans or surrender.

DEATH PROCEEDS - The Certificate provides for the payment of certain Death Proceeds to the named Beneficiary upon the death of the Insured. Prior to the Final Premium Payment Date, the Death Proceeds will be equal to the Death Benefit, reduced by any outstanding Debt, partial withdrawals, partial withdrawal charges, and any Monthly Deductions due and not yet deducted through the Certificate month in which the Insured dies. Two Death Benefit Options are available. Under Option 1, the Death Benefit is the greater of the Face Amount of the Certificate or the Minimum Death Benefit. Under Option 2, the Death Benefit is the greater of the Face Amount of the Certificate plus the Certificate Value or the Minimum Death Benefit. The Minimum Death Benefit is equivalent to a percentage (determined each month based on the Insured's Age) of the Certificate Value. On or after the Final Premium Payment Date, the Death Proceeds will equal the Surrender Value. See "THE CERTIFICATE - Death Proceeds."

The Death Proceeds under the Certificate may be received in a lump sum or under one of the Payment Options the Company offers. See "APPENDIX B - Payment Options."

FLEXIBILITY TO ADJUST DEATH BENEFIT - Subject to certain limitations, you may adjust the Death Benefit, and thus the Death Proceeds, at any time prior to the Final Premium Payment Date, by increasing or decreasing the Face Amount of the Certificate. Any change in the Face Amount will affect the monthly cost of insurance charges and the amount of the surrender charge. If the Face Amount is decreased, a pro-rata surrender charge may be imposed. The Certificate Value is reduced by the amount of the charge. See "THE CERTIFICATE - Change In Face Amount."

The minimum increase in Face Amount will vary by group, but will in no event exceed $10,000. Any increase may also require additional Evidence of Insurability satisfactory to the Company. The increase is subject to a "free look period" and, during the first 24 months after the increase, to a conversion privilege. See "THE CERTIFICATE - Free Look Period, - Conversion Privileges."

ADDITIONAL INSURANCE BENEFITS - You may, depending on the group to which the Certificate is issued, have the flexibility to add additional insurance benefits by rider. These may include the Waiver of Premium Rider, Other Insured Rider, Children's Insurance Rider, Accidental Death Benefit Rider, Option to Accelerate Benefits Rider and Exchange Option Rider. See "APPENDIX A - Optional Benefits."

The cost of these optional insurance benefits will be deducted from Certificate Value as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Certificate Value."

CERTIFICATE ISSUANCE - If at the time of enrollment you make a payment equal to at least one Monthly Deduction for the Certificate as applied for, the Company will provide conditional insurance, equal to the amount applied for but not to exceed $500,000. If the enrollment form is approved, the Certificate will be issued as of the date the terms of the conditional insurance agreement are met. If you do not wish to make any payment at the time of enrollment form, insurance coverage will not be in force until delivery of the Certificate and payment of sufficient premium during the lifetime of the Insured.

If any premiums are paid prior to the issuance of the Certificate, such premiums will be held in the

Company's General Account. If your enrollment form is approved and the Certificate is issued and accepted, the initial premiums held in the General Account will be credited with interest at a specified rate beginning not later than the date of receipt of the premiums at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED AND ACCEPTED, THE INITIAL PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be allocated to the Money Market Fund of the Trust upon Issuance and Acceptance of the Certificate. All Certificate Value will be allocated as you have chosen no later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision.

ALLOCATION OF NET PREMIUMS - Net Premiums are the premiums paid less any premium expense charge. The Certificate together with its attached enrollment form constitutes the entire agreement between the Company and you. Net Premiums may be allocated to one or more Sub-Accounts of the Group VEL Account, to the General Account, or to any combination of Accounts. You bear the investment risk of Net Premiums allocated to the Sub-Accounts. Allocations may be made to no more than seven Sub-Accounts at any one time. The minimum allocation is 1% of Net Premium. All allocations must be in whole numbers and must total 100%. See "THE CERTIFICATE - Allocation Of Net Premiums."

Premiums allocated to the Company's General Account will earn a fixed rate of interest. Net Premiums and minimum interest are guaranteed by the Company. For more information, see "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

INVESTMENT OPTIONS - The Certificates permit Net Premiums to be allocated either to the Company's General Account or to the Group VEL Account. The Group VEL Account is currently comprised of sixteen Sub-Accounts. Each Sub-Account invests exclusively in a corresponding Underlying Fund of the Allmerica Investment Trust ("Trust") managed by Allmerica Investment, the Variable Insurance Products Fund ("VIPF") or the Variable Insurance Products Fund II ("VIPF II") managed by Fidelity Management, T. Rowe Price International Series, Inc. ("T. Rowe") managed by Rowe Price-Fleming International, Inc. with respect to the International Stock Portfolio or the Delaware Group Premium Fund, Inc. ("DGPF") managed by Delaware International with respect to the International Equity Series. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Certificates permit you to transfer Certificate Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under "THE CERTIFICATE - Transfer Privilege."

The Trust, VIPF, VIPF II, T. Rowe and DGPF are open-end, diversified series management investment companies. Eleven different Underlying Funds of the Trust (each a "Fund") are available under the Certificates: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund. Four different Underlying Funds of VIPF (each a "Portfolio") are available under the Certificates: High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio. One Underlying Fund of VIPF II ("Portfolio") is available under the Certificates: the Asset Manager Portfolio. One Underlying Fund of T. Rowe ("Portfolio") is available under the Policies: the International Stock Portfolio. One Underlying Fund of DGPF ("Series") is available under the Certificates: the International Equity Series.

Each of the Underlying Funds has its own investment objectives. However, certain Portfolios have investment objectives similar to certain Funds or Series.

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see "DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT, ALLMERICA INVESTMENT TRUST, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, T. ROWE PRICE INTERNATIONAL SERIES, INC. AND DELAWARE GROUP PREMIUM FUND, INC."

FREE LOOK PERIOD - The Certificate provides for an initial Free Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days after you receive the Certificate, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

If your Certificate provides for a full refund of the initial premium under its "Right to Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Group VEL Account, plus premiums paid, including fees and charges, minus the amounts allocated to the Group VEL Account, plus the fees and charges imposed on amounts in the Group VEL Account. After an increase in Face Amount, a right to cancel the increase also applies. See "THE CERTIFICATE - Free Look Period."

CONVERSION PRIVILEGES - During the first 24 Certificate months after the Date of Issue, subject to certain restrictions, you may convert this Certificate to a flexible premium fixed adjustable life insurance Certificate by simultaneously transferring all accumulated value in the Sub-Accounts to the General Account and instructing the Company to allocate all future premiums to the General Account. A similar conversion privilege is in effect for 24 Certificate months after the date of an increase in Face Amount. Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same face amount, issue age, date of issue, and risk classifications as the original Certificate. See "THE CERTIFICATE - Conversion Privileges."

PARTIAL WITHDRAWAL - After the first Certificate year, you may make partial withdrawals in a minimum amount of $500 from the Certificate Value. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is described in "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal," will be assessed to reimburse the Company for the cost of processing each partial withdrawal. A partial withdrawal charge may also be imposed upon a partial withdrawal. Generally, amounts withdrawn during each Certificate year in excess of 10% of the Certificate Value ("excess withdrawal") are subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the surrender charge on the date of withdrawal. If no surrender charge is applicable at the time of withdrawal, no partial withdrawal charge will be deducted. The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted. See "THE CERTIFICATE - Partial Withdrawal" and "CHARGES AND DEDUCTIONS - Charges On Partial Withdrawal."

LOAN PRIVILEGE - You may borrow against the Certificate Value. The total amount you may borrow is the Loan Value. Loan Value in the first Certificate Year is 75% of an amount equal to Certificate Value less surrender charge, Monthly Deductions, and interest on Debt to the end of the Certificate year.
Thereafter, Loan Value is 90% of an amount equal to Certificate Value less the surrender charge.

Certificate loans will be allocated among the General Account and the Sub-Accounts in accordance with your instructions. If no allocation is made by you, the Company will make a Pro-Rata Allocation among the Accounts. In either case, Certificate Value equal to the Certificate loan will be transferred from the appropriate Sub-Account(s) to the General Account, and will earn monthly interest at an effective annual rate of at least 6%. Therefore, a Certificate loan may have a permanent impact on the Certificate Value even though it is eventually repaid. Although the loan amount is a part of the Certificate Value, the Death Proceeds will be reduced by the amount of outstanding Debt at the time of death.

Certificate loans will bear interest at a fixed rate of 8% per year, due and payable in arrears at the end of each Certificate year. If interest is not paid when due, it will be added to the loan balance. Certificate loans may be repaid at any time. You must notify the Company if a payment is a loan repayment; otherwise, it will be considered a premium payment. Any partial or full repayment of Debt by you will be allocated to the General Account or Sub-Accounts in accordance with your instructions. If you do not specify an allocation, the Company will allocate the loan repayment in accordance with your most recent premium allocation instructions. See "CERTIFICATE LOANS."

CERTIFICATE LAPSE AND REINSTATEMENT - The failure to make premium payments will not cause a Certificate to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly

Deduction plus loan interest accrued, if any, or (b) Debt exceeds Certificate Value. A 62-day grace period applies to each situation. Subject to certain conditions (including Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules and the payment of sufficient premium), a Certificate may be reinstated at any time within 3 years after the expiration of the grace period and prior to the Final Premium Payment Date. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

TAX TREATMENT - A Certificate is generally subject to the same federal income tax treatment as a conventional fixed benefit life insurance policy. Under current tax law, to the extent there is no change in benefits, you will be taxed on Certificate Value withdrawn from the Certificate only to the extent that the amount withdrawn exceeds the total premiums paid. Withdrawals in excess of premiums paid will be treated as ordinary income. During the first 15 Certificate years, however, an "interest first" rule applies to any distribution of cash that is required under Section 7702 of the Internal Revenue Code because of a reduction in benefits under the Certificate. Death Proceeds under the Certificate are excludable from the gross income of the Beneficiary, but in some circumstances the Death Proceeds or the Certificate Value may be subject to federal estate tax. See "FEDERAL TAX CONSIDERATIONS - Taxation Of The Certificates."

A Certificate offered by this prospectus may be considered a "modified endowment contract" if it fails a "seven- pay" test. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years exceeds the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums. If the Certificate is considered a modified endowment contract, all distributions (including Certificate loans, partial withdrawals, surrenders or assignments) will be taxed on an "income-first" basis. With certain exceptions, an additional 10% penalty will be imposed on the portion of any distribution that is includible in income. For more information, see "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."


                         ------------------------------

The Certificate summarizes the provisions of the group policy under which it is issued, which has the purpose of providing insurance protection for the Beneficiary named therein. References to Certificate rights and features are intended to represent a Certificate Owner's rights and benefits under the group policy. This Summary is intended to provide only a very brief overview of the more significant aspects of the Certificate. Further detail is provided in this prospectus, the Certificate and the group policy. No claim is made that the Certificate is in any way similar or comparable to a systematic investment plan of a mutual fund.

                             PERFORMANCE INFORMATION

The Policies were first offered to the public in 1995. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Underlying Funds have been in existence. The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Underlying Funds, and (in Table I) under a "representative" Policy that is surrendered at the end of the applicable period. For more information on charges under the Policies, see CHARGES AND DEDUCTIONS.

In each Table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 1994. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                        TABLE I: SUB-ACCOUNT PERFORMANCE
             NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY
The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year, that ALL premiums were allocated to EACH Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.

--------------------------------------------------------------------------------------------------
                                                      Average Annual Total Return as of 12/31/94
                                                      ------------------------------------------
  Sub-    Underlying                    One-Year                             Since    Years Since
 Account     Fund                     Total return   3 years    5 years    Inception   Inception*
--------------------------------------------------------------------------------------------------
    1     Growth                        -100.00%     -37.06%     -9.58%       5.18%       9.67
    2     Investment Grade              -100.00%     -36.20%    -11.87%      -0.33%       9.67
    3     Money Market                  -100.00%     -38.47%    -15.54%      -3.43%       9.67
    4     Equity Index                  -100.00%     -35.31%      N/A       -11.21%       4.26
    5     Government Bond               -100.00%     -37.40%      N/A       -30.16%       3.35
    6     Select Aggressive Growth      -100.00%       N/A        N/A       -39.48%       2.36
    7     Select Growth                 -100.00%       N/A        N/A       -53.77%       2.36
    8     Select Growth and Income      -100.00%       N/A        N/A       -53.48%       2.36
    9     Small Cap Value               -100.00%       N/A        N/A       -73.51%       1.67
   11     Select Int'l Equity              N/A         N/A        N/A       -96.83%       0.67
   12     Select Cap. Appreciation         N/A         N/A        N/A         N/A          N/A
   102    VIPF High Income              -100.00%     -25.42%     -4.69%       1.72%       9.28
   103    VIPF Equity Income            -100.00%     -24.75%     -8.84%       1.71%       8.23
   104    VIPF Growth                   -100.00%     -30.80%     -8.40%       2.26%       8.23
   105    VIPF Overseas                 -100.00%     -32.94%    -14.56%      -4.43%       7.92
   106    VIPF II Asset Manager         -100.00%     -32.01%     -8.60%      -7.91%       5.32
   150    T. Rowe Int'l Stock              N/A         N/A        N/A       -96.02%       0.58
   207    DGPF Int'l Equity             -100.00%       N/A        N/A       -40.10%       2.17
--------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                        TABLE II: SUB-ACCOUNT PERFORMANCE
             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES
The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses, all Sub-Account charges, and premium tax and expense charges. The data does NOT reflect monthly charges under the Policies or surrender charges. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.

--------------------------------------------------------------------------------------------------
                                                      Average Annual Total Return as of 12/31/94
                                                      ------------------------------------------
  Sub-    Underlying                    One-Year                             Since    Years Since
 Account     Fund                     Total return   3 years    5 years    Inception   Inception*
--------------------------------------------------------------------------------------------------
    1     Growth                         -1.01%       3.37%       8.61%      12.38%       9.67
    2     Investment Grade               -4.09%       4.00%       6.73%       7.45%       9.67
    3     Money Market                    2.72%       2.36%       3.78%       4.74%       9.67
    4     Equity Index                   -0.12%       4.65%       N/A        11.49%       4.26
    5     Government Bond                -2.03%       3.13%       N/A         4.93%       3.35
    6     Select Aggressive Growth       -3.45%       N/A         N/A        14.01%       2.36
    7     Select Growth                  -2.64%       N/A         N/A         3.13%       2.36
    8     Select Growth and Income       -0.44%       N/A         N/A         3.34%       2.36
    9     Small Cap Value                -7.60%       N/A         N/A         4.99%       1.67
   11     Select Int'l Equity              N/A        N/A         N/A        -4.61%       0.67
   12     Select Cap. Appreciation         N/A        N/A         N/A         N/A          N/A
   102    VIPF High Income               -2.70%      12.12%      12.70%       9.61%       9.28
   103    VIPF Equity Income              5.82%      12.64%       9.22%       9.65%       8.23
   104    VIPF Growth                    -1.18%       8.00%       9.59%      11.24%       8.23
   105    VIPF Overseas                   0.54%       6.40%       4.56%       5.76%       7.92
   106    VIPF II Asset Manager          -7.18%       7.09%       9.42%       8.92%       5.32
   150    T. Rowe Int'l Stock              N/A        N/A         N/A         1.11%       0.58
   207    DGPF Int'l Equity               1.45%       N/A         N/A        17.41%       2.17
--------------------------------------------------------------------------------------------------

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                    - - - -

*The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, and Select Growth and Income; 4/30/93 for Small Cap Value; 5/01/94 for Select International Equity; 10/09/86 for VIPF Equity-Income and VIPF Growth; 9/19/85 for VIPF High Income; 1/28/87 for VIPF Overseas; 9/06/89 for VIPF II Asset Manager; 10/29/92 for DGPF International Equity; and 6/01/94 for the T. Rowe International Stock. The Select Capital Appreciation Fund of the Trust was not in existence in 1994.

Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may provide information on various topics of interest to Policyowners and prospective Policyowners in sales literature, periodic publications or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments.

     DESCRIPTION OF THE COMPANY, THE GROUP VEL ACCOUNT, ALLMERICA INVESTMENT
                    TRUST, VARIABLE INSURANCE PRODUCTS FUND,
                      VARIABLE INSURANCE PRODUCTS FUND II,
                  T. ROWE PRICE INTERNATIONAL SERIES, INC. AND
                        DELAWARE GROUP PREMIUM FUND, INC.

THE COMPANY - The Company is a life insurance company organized under the laws of Delaware in July, 1974. Its Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000. The Company is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1994, the Company had over $4 billion in assets and over $25 billion of life insurance in force. A.M. Best Company, independent analyst, currently assigns the Company a rating of "A" ("Excellent"). The Company is an indirect wholly-owned subsidiary of State Mutual Life Assurance Company of America ("State Mutual"), 440 Lincoln Street, Worcester, Massachusetts. State Mutual, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America.
As of December 31, 1994, State Mutual and its subsidiaries (including the Company) had over $10 billion in combined assets and over $42 billion of life insurance in force. A.M. Best Company currently assigns State Mutual a rating of "A" ("Excellent"). The A. M. Best Company ratings assigned to the Company and its parent, State Mutual, are based on the independent analyst's opinion concerning overall performance when compared to the norms of the life insurance industry and the ability of the Company and its parent to meet their policyholder and other contractual obligations. The ratings bear no relationship to separate account or underlying investment portfolio performance.

THE GROUP VEL ACCOUNT - The Group VEL Account was authorized by vote of the Board of Directors of the Company on November 22, 1993. The Group VEL Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision of its management or investment practices or policies of the Group VEL Account or the Company by the Commission.

The assets used to fund the variable portion of the Certificates are set aside in the Group VEL Account and are kept separate and apart from the general assets of the Company. Under Delaware law, assets equal to the reserves and other liabilities of the Group VEL Account may not be charged with any liabilities arising out of any other business of the Company. The Group VEL Account currently has eighteen Sub-Accounts. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company or the other Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust, the Variable Insurance Products Fund, the Variable Insurance Products Fund II, T. Rowe Price International Series, Inc. or the Delaware Group Premium Fund, Inc. ("Underlying Investment Companies").

The Company reserves the right, subject to compliance with applicable law, to change the names of the Sub-Accounts and Group VEL Account.

ALLMERICA INVESTMENT TRUST - Allmerica Investment Trust, formerly SMA Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Trust or its separate investment Funds.

The Trust was established by State Mutual as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by State Mutual, the Company, or other affiliated insurance companies. Eleven investment portfolios of the Trust ("Funds") are available under the Certificates, each issuing a series of shares: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund generally have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

Allmerica Investment serves as investment adviser of the Trust and has entered into sub-advisory agreements with other investment managers ("Sub-Advisers") who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

VARIABLE INSURANCE PRODUCTS FUND - Variable Insurance Products Fund ("VIPF"), managed by Fidelity Management & Research Company ("Fidelity Management"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the Commission under the 1940 Act. Four of its investment portfolios are available under the Certificates: High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio.

Various Fidelity companies perform certain activities required to operate VIPF. Fidelity Management, a registered investment adviser under the Investment Advisers Act of 1940, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston MA. It is composed of a number of different companies, which provide a variety of financial services and products. Fidelity Management is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. The Portfolios of VIPF as part of their operating expenses pay an investment management fee to Fidelity Management. See "INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II."

VARIABLE INSURANCE PRODUCTS FUND II - Variable Insurance Products Fund II ("VIPF II"), managed by Fidelity Management (see "INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Certificates: the Asset Manager Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC. - T. Rowe Price International Series, Inc. ("T. Rowe"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming") (See "INVESTMENT ADVISORY SERVICES TO T. ROWE"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the Commission under the 1940 Act. One of its investment portfolios is available under the Policies: the International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC. - Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified management investment company registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of DGPF or its separate investment series.

DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Certificates, the International Equity Series.

The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "INVESTMENT ADVISORY SERVICES TO DGPF."

INVESTMENT OBJECTIVES AND POLICIES - A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The statements of additional information of the Underlying Funds are available upon request. There can be no assurance that the investment objectives of the Underlying Funds can be achieved.

SUB-ACCOUNT 1 - invests solely in shares of the Growth Fund of the Trust. The Growth Fund is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

SUB-ACCOUNT 2 - invests solely in shares of the Investment Grade Income Fund of the Trust. The Investment Grade Income Fund is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.

SUB-ACCOUNT 3 - invests solely in shares of the Money Market Fund of the Trust. The Money Market

Fund is invested in a diversified portfolio of high-quality, short-term debt instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

SUB-ACCOUNT 4 - invests solely in shares of the Equity Index Fund of the Trust. The Equity Index Fund seeks to provide investment results that correspond generally to the composite price and yield performance of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

SUB-ACCOUNT 5 - invests solely in the shares of the Government Bond Fund of the Trust. The Government Bond Fund has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in related options, futures and repurchase agreements.

SUB-ACCOUNT 6 - invests solely in shares of the Select Aggressive Growth Fund of the Trust. The Select Aggressive Growth Fund seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SUB-ACCOUNT 7 - invests solely in shares of the Select Growth Fund of the Trust. The Select Growth Fund seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SUB-ACCOUNT 8 - invests solely in shares of the Select Growth and Income Fund of the Trust. The Select Growth and Income Fund seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.

SUB-ACCOUNT 9 - invests solely in shares of the Small Cap Value Fund of the Trust. The Small Cap Value Fund seeks long-term growth by investing principally in a diversified portfolio of common stocks of smaller, faster-growing companies considered to be attractively valued in the smaller company sector of the market.

SUB-ACCOUNT 11 - invests solely in shares of the Select International Equity Fund of the Trust. The Select International Equity Fund seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

SUB-ACCOUNT 12 - invests solely in shares of the Select Capital Appreciation Fund of the Trust. The Select Capital Appreciation Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is Janus Capital Corporation.

SUB-ACCOUNT 102 - invests solely in shares of the High Income Portfolio of VIPF. The High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

SUB-ACCOUNT 103 - invests solely in shares of the Equity-Income Portfolio of VIPF. The Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.
The Portfolio may invest in high yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. For a further discussion of lower-rated securities, please see "Risks of Lower-Rated Debt Securities" in the VIPF prospectus.

SUB-ACCOUNT 104 - invests solely in shares of the Growth Portfolio of VIPF. The Growth Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

SUB-ACCOUNT 105 - invests solely in shares of the Overseas Portfolio of VIPF. The Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

SUB-ACCOUNT 106 - invests solely in shares of the Asset Manager Portfolio of VIPF II. The Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

SUB-ACCOUNT 150 - invests solely in shares of the International Stock Portfolio of T. Rowe. The International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

SUB-ACCOUNT 207 - invests solely in shares of the International Equity Series of DGPF. The International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF CERTAIN OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH WILL BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, VIPF, VIPF II, T. ROWE AND DGPF ALONG WITH THIS PROSPECTUS.

IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Certificate Value in that Sub-Account, the Company will transfer it without charge on written request by you to another Sub-Account or to the General Account. The Company must receive your written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of your right to transfer. You may then change your premium and deduction allocation percentages.

INVESTMENT ADVISORY SERVICES TO THE TRUST -The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Investment Management Company, Inc. ("Allmerica Investment"), an indirect wholly-owned subsidiary of State Mutual, to handle the day-to-day affairs of the Trust. Allmerica Investment, subject to review by the Trustees, is responsible for the general management of the Funds. Allmerica Investment also performs certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with Allmerica Investment.

Other than the expenses specifically assumed by Allmerica Investment under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933, other fees payable to the Commission, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with Allmerica Investment, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund.

The Sub-Advisers of each of the Funds are as follows:

Growth Fund                        Miller, Anderson & Sherrerd
Investment Grade Income            Allmerica Asset Management, Inc.
Money Market Fund                  Allmerica Asset Management, Inc.
Equity Index Fund                  Allmerica Asset Management, Inc.
Government Bond Fund               Allmerica Asset Management, Inc.
Select International Equity Fund   Bank of Ireland Asset Management Limited
Select Aggressive Growth Fund      Nicholas-Applegate Capital Management
Select Capital Appreciation Fund   Janus Capital Corporation
Select Growth Fund                 Provident Investment Counsel
Select Growth and Income Fund      John A. Levin & Co., Inc.
Small Cap Value Fund               David L. Babson & Co. Inc.

Allmerica Asset Management, Inc. is an indirect wholly owned subsidiary of State Mutual.

For providing its services under the Management Agreement, Allmerica Investment will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

               Fund              Net Asset Value                Rate
               ----              ---------------                ----
Growth                          First $50 million               0.60%
                                $50 - 250 million               0.50%
                                Over $250 million               0.35%

Investment Grade                First $50 million               0.50%
Income                          $50 - 250 million               0.35%
                                Over $250 million               0.25%

Money Market                    First $50 million               0.35%
                                $50 - 250 million               0.25%
                                Over $250 million               0.20%

Equity Index                    First $50 million               0.35%
                                $50 - 250 million               0.30%
                                Over $250 million               0.25%

Government Bond                         *                       0.50%

Select International                    *                       1.00%
Equity

Select Aggressive                       *                       1.00%
Growth

Select Capital
Appreciation                            *                       1.00%

Select Growth                           *                       0.85%

Select Growth and
Income                                  *                       0.75%

Small Cap Value                         *                       0.85%

* For the Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Growth Fund, Select Growth and Income Fund and Small Cap Value Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.


Allmerica Investment's fee computed for each Fund will be paid from the assets of such Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers, who will receive from Allmerica Investment a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:

        Sub-Adviser              Fund               Net Asset Value        Rate

        -----------              ----               ---------------        ----
Miller, Anderson         Growth                             *                *
& Sherrerd

Allmerica Asset          Investment Grade Income           **              0.20%
Management, Inc.

Allmerica Asset          Money Market                      **              0.10%
Management, Inc.

Allmerica Asset          Equity Index                      **              0.10%
Management, Inc.

Allmerica Asset          Government Bond                   **              0.20%
Management, Inc.

Bank of Ireland Asset    Select Int'l Equity        First $50 million      0.45%
Management Limited                                  Next $50 million       0.40%
                                                    Over $100 million      0.30%

Nicholas-Applegate       Select Aggressive Growth          **              0.60%
Capital Management

Janus Capital            Select Capital            First $100 million      0.60%
Corporation              Appreciation               Over $100 million      0.55%

Provident Investment     Select Growth              First $50 million      0.50%
Counsel                                             $50 - 100 million      0.45%
                                                   $150 - 250 million      0.35%
                                                   $250 - 350 million      0.30%
                                                    Over $350 million      0.25%

John A. Levin & Co.,     Select Growth and         First $100 million      0.40%
Inc.                     Income                     Next $200 million      0.25%
                                                    Over $300 million      0.30%

David L. Babson & Co.    Small Cap Value                   **              0.50%

* Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd based on the aggregate assets of the Growth Fund and certain other accounts of State Mutual and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd, under the following schedule:

           Aggregate Average Net Assets                   Rate
           ----------------------------                   ----

                 First $50 million                       0.500%
                 $50 - 100 million                       0.375%
                $100 - 500 million                       0.250%
                $500 - 850 million                       0.200%
                 Over $850 million                       0.150%

** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select Aggressive Growth Fund and Small Cap Value Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.


The Prospectus of the Trust contains additional information concerning the Funds, including information concerning additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO VIPF AND VIPF II - For managing investments and business affairs, each Portfolio pays a monthly fee to Fidelity Management. The Prospectuses of VIPF and VIPF II contain additional information concerning the Portfolios, including information concerning additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.

VIPF AND VIPF II PORTFOLIOS

The High Income Portfolio pays a monthly fee to Fidelity Management at an annual fee rate made up of the sum of two components:

1. A group fee rate based on the monthly average net assets of all the mutual funds advised by Fidelity Management. On an annual basis this rate cannot rise above 0.37%, and drops as total assets in all these funds rise.

2. An individual fund fee rate of 0.45% of the High Income Portfolio's average net assets throughout the month. One-twelfth of the annual management fee rate is applied to net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

The Equity-Income, Growth, Asset Manager and Overseas Portfolios' fee rates are each made of two components:

1. A group fee rate based on the monthly average net assets of all of the mutual funds advised by Fidelity Management. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets in all these mutual funds rise.

2. An individual Portfolio fee rate of 0.20% for the Equity-Income Portfolio, 0.30% for the Growth Portfolio, 0.40% for the Asset Manager Portfolio and 0.45% for the Overseas Portfolio.

One-twelfth of the sum of these two rates is applied to the respective Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.

Thus, the High Income Portfolio may have a fee of as high as 0.82% of its average net assets. The Equity-Income Portfolio may have a fee of as high as 0.72% of its average net assets. The Growth Portfolio may have a fee of as high as 0.82% of its average net assets. The Asset Manager Portfolio may have a fee of as high as 0.92% of its average net assets. The Overseas Portfolio may have a fee of as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by Fidelity Management.

INVESTMENT ADVISORY SERVICES TO T. ROWE - The Investment Adviser for the International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of America's largest international mutual fund asset managers with approximately $9 billion under management in its offices in Baltimore, London, Tokyo and Hong Kong. To cover investment management and operating expenses, the International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF - Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is equal to 0.75% of the average daily net assets of the Series.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS - The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Group VEL Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Certificate interest in a Sub-Account without notice to the Certificate Owner and prior approval of the Commission and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Group VEL Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Certificate Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Group VEL Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required Commission approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Certificate Owners on a basis to be determined by the Company.

Shares of the Funds of the Trust are also issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the Portfolios of VIPF and VIPF II, the Portfolio of T. Rowe and the Series of DGPF are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Certificate Owners or variable annuity Certificate Owners. Although the Company and the Underlying Investment Companies do not currently foresee any such disadvantages to either variable life insurance Certificate Owners or variable annuity Certificate Owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts between such Certificate Owners and to determine what action, if any, should be taken in response thereto. If the Trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Certificate to reflect the substitution or change and will notify Certificate Owners of all such changes. If the Company deems it to be in the best interest of Certificate Owners, and subject to any approvals that may be required under applicable law, the Group VEL Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

VOTING RIGHTS - To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Certificate Owners with Certificate Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Certificates, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions received from all persons with an interest in such Sub-Account furnishing instructions to the Company. The Company will also vote shares held in the Group VEL Account that it owns and which are not attributable to Certificates in the same proportion.

The number of votes which a Certificate Owner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Certificate Owner's Certificate Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as (1) to cause a change in the subclassification or investment objective of one or more of the Underlying Funds or (2) to approve or disapprove an investment advisory contract for the Underlying Funds. In addition, the Company may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter initiated by Certificate Owners or the Trustees. The Company's disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Underlying Funds. In the event the Company does disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Certificate Owners.

                                THE CERTIFICATE

ENROLLMENT FORM FOR A CERTIFICATE - Upon receipt at its Principal Office of a completed enrollment form from a prospective Certificate Owner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Certificate Owner before a determination of insurability can be made. A Certificate cannot be issued until this underwriting procedure has been completed. The Company reserves the right to reject an enrollment form which does not meet the Company's underwriting guidelines, but in underwriting insurance, the Company shall comply with all applicable federal and state prohibitions concerning unfair discrimination.

If at the time of enrollment a prospective Certificate Owner makes a payment equal to at least one Monthly Deduction for the Certificate as applied for, pending underwriting approval, the Company will provide fixed conditional insurance pursuant to a Conditional Insurance Agreement in the amount of insurance applied for, up to a maximum of $500,000. This coverage will generally continue for a maximum of 90 days from the date of the enrollment form or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

If the enrollment form is approved, the Certificate will be issued as of the date the terms of the Conditional Insurance Agreement were met. If no Conditional Insurance Agreement is in effect because the prospective Certificate Owner does not wish to make any payment until the Certificate is issued or has paid an initial premium that is not sufficient to place the Certificate in force, upon delivery of the Certificate the Company will require payment of sufficient premium to place the insurance in force.

Pending completion of insurance underwriting and Certificate issuance procedures, the initial premium will be held in the Company's General Account. If the enrollment form is approved and the Certificate is issued and accepted, the initial premium held in the General Account will be credited with interest not later than the date of receipt of the premium at the Company's Principal Office. IF A CERTIFICATE IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If your Certificate provides for a full refund of the initial payment under its "Right to Examine Certificate" provision as required in your state, all Certificate Value in the General Account that you initially designated to go to the Sub-Accounts will be transferred to the Sub-Accounts you have chosen not later than the expiration of the period during which you may exercise the "Right to Examine Certificate" provision. If the "Payor Provision" is in effect, (see "CERTIFICATE TERMINATION AND REINSTATEMENT - Payor Provisions") Payor premiums which are not "excess premiums" will be transferred to the Monthly Deduction Sub-Account not later than 3 days after underwriting approval of the Certificate.

FREE LOOK PERIOD - The Certificate provides for an initial Free Look Period. You may cancel the Certificate by mailing or delivering it to the Principal Office or to an agent of the Company on or before the latest of (a) 45 days after the enrollment form for the Certificate is signed, (b) 10 days (20 or 30 days if required in your state) after you receive the Certificate, or (c) 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you.

When you return the Certificate, the Company will mail within seven days a refund. (The refund of any premium paid by check may be delayed until the check has cleared your bank.) If your Certificate provides for a full refund of the initial premium under its "Right to Examine Certificate" provision as required in your state, your refund will be the greater of (a) your entire premium or (b) the Certificate Value plus deductions under the Certificate or by the Underlying Funds for taxes, charges or fees. If your Certificate does not provide for a full refund of the initial premium, you will receive the Certificate Value in the Group VEL Account, plus premiums paid, including fees and charges, minus the amounts allocated to the Group VEL Account, plus the fees and charges imposed on amounts in the Group VEL Account.

After an increase in Face Amount, a right to cancel the increase also applies. The Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of (a) 45 days after the enrollment form for the increase is signed,
(b) 10 days after you receive the new specification pages issued for the increase, or (c) 10 days (20 or 30 days if required in your state) after the Company mails or delivers a notice of withdrawal rights to you. Upon cancelling the increase, you will receive a credit to your Certificate Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company will also waive any surrender charge calculated for the increase.

CONVERSION PRIVILEGES - Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount, while the Certificate is in force, you may convert your Certificate without Evidence of Insurability to a flexible premium adjustable life insurance Certificate with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Certificate Value in the Group VEL Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Certificate Value in the Group VEL Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, and at your request, the Company will issue a flexible premium adjustable life insurance Certificate to you. The new Certificate will have the same face amount, issue ages, dates of issue, and risk classifications as the original Certificate.

PREMIUM PAYMENTS - Premium Payments are payable to the Company, and may be mailed to the Principal Office or paid through an authorized agent of the Company. All premium payments after the initial premium payment are credited to the Group VEL Account or General Account as of date of receipt at the Principal Office.

You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Certificate to lapse. You may also make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below. Therefore, unlike conventional insurance policies, a Certificate does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule.

You may also elect to pay premiums by means of a monthly automatic payment ("MAP") procedure. Under a MAP procedure, amounts will be deducted each month, generally on the Monthly Processing Date, from your checking account and applied as a premium under a Certificate. The minimum payment permitted under MAP is $50.

Premiums are not limited as to frequency and number. However, no premium payment may be less than $100 without the Company's consent. Moreover, premium payments must be sufficient to cover the next Monthly Deduction plus loan interest accrued, or the Certificate may lapse. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Certificate, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the addition or deletion of a rider, or a change in the Death Benefit Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premiums which shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service rules. However, notwithstanding the current maximum premium limitations, the Company will accept a premium which is needed in order to prevent a lapse of the Certificate during a Certificate year. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

ALLOCATION OF NET PREMIUMS - The Net Premium equals the premium paid less any premium expense charge. In the enrollment form for a Certificate, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Group VEL Account. You may allocate premiums to one or more Sub-Accounts, but may not have Certificate Value in more than seven Sub-Accounts at any one time. The minimum amount which may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.

You may change the allocation of future Net Premiums at any time pursuant to written or telephone request. If allocation changes by telephone are elected by the Certificate Owner, a properly completed authorization form must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone include requirements that callers on behalf of a Certificate Owner identify themselves by name and identify the Certificate Owner by name, date of birth and social security number. All transfer instructions by
telephone are tape recorded.   An allocation change will be effective as of the
date of receipt of the notice at the Principal Office. No charge is currently imposed for changing premium allocation instructions. The Company reserves the right to impose such a charge in the future, but guarantees that the charge will not exceed $25.

The Certificate Value in the Sub-Accounts will vary with their investment experience; you bear this investment risk. The investment performance may affect the Death Proceeds as well. Certificate Owners should periodically review their allocations of premiums and Certificate Value in light of market conditions and overall financial planning requirements.

TRANSFER PRIVILEGE - Subject to the Company's then current rules, you may at any time transfer the Certificate Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Certificate Value held in the General Account to secure a Certificate loan may not be transferred.

All requests for transfers must be made to the Principal Office. The amount transferred will be based on the Certificate Value in the Account(s) next computed after receipt of the transfer order. The Company will make transfers pursuant to written or telephone requests. As discussed in "THE CERTIFICATE - Allocation of Net Premiums," a properly completed authorization form must be on file at the Principal Office before telephone requests will by honored.

Transfers involving the General Account are currently permitted only if:

  (a) There has been at least a ninety (90) day period since the last transfer from the General Account; and

  (b) The amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

These rules are subject to change by the Company.

You may have automatic transfers of at least $100 each made on a periodic basis
(a) from Sub-Account 3 or Sub-Account 5 (which invests in the Money Market Fund and Government Bond Fund of the Trust, respectively) to one or more of the other Sub-Accounts or (b) to automatically reallocate Certificate value among the Sub-Accounts. Automatic transfers may be made on a monthly, bimonthly, quarterly, semiannual or annual schedule. Generally, all transfers will be processed on the 15th of each scheduled month. However, if the 15th is not a business day or is the Monthly Processing Date, the automatic transfer will be processed on the next business day.

The transfer privilege is subject to the consent of the Company. The Company reserves the right to impose limitations on transfers including, but not limited to: (1) the minimum amount that may be transferred, (2) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account, (3) the minimum period of time between transfers involving the General Account, and
(4) the maximum amount that may be transferred each time from the General
Account.

The first six transfers in a Certificate year will be free of any charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Certificate year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. The first automatic transfer counts as one transfer towards the six free transfers allowed in each Certificate year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Any transfers made with respect to a conversion privilege, Certificate loan or material change in investment policy will not count towards the six free transfers.

DEATH PROCEEDS - As long as the Certificate remains in force (see "CERTIFICATE TERMINATION AND REINSTATEMENT"), the Company will, upon due proof of the Insured's death, pay the Death Proceeds of the Certificate to the named Beneficiary. The Company will normally pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See "OTHER CERTIFICATE PROVISIONS - Postponement Of Payments." The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options the Company offers. See "APPENDIX B - PAYMENT OPTIONS."

Prior to the Final Premium Payment Date, the Death Proceeds are: (a) The Death Benefit provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus (b) any additional insurance on the Insured's life that is provided by rider; minus (c) any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies. After the Final Premium Payment Date, the Death Proceeds equal the surrender Value of the Certificate. The amount of Death Proceeds payable will be determined as of the date of the Company's receipt of due proof of the Insured's death.

DEATH BENEFIT OPTIONS - The Certificate provides two Death Benefit Options:
Option 1 and Option 2, as described below. You designate the desired Death Benefit Option in the enrollment form. You may change the option once per Certificate year by written request. There is no charge for a change in option.

Under Option 1, the Death Benefit is equal to the greater of the Face Amount of insurance or the Minimum Death Benefit.

Under Option 2, the Death Benefit is equal to the greater of the Face Amount of insurance plus the Certificate Value or the Minimum Death Benefit.

Minimum Death Benefit - The Minimum Death Benefit is equal to a percentage of the Certificate Value as set forth below. The Minimum Death Benefit is determined in accordance with Internal Revenue Code regulations to ensure that the Certificate qualifies as a life insurance contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

       MINIMUM DEATH BENEFIT TABLE

Age of Insured on                     Percentage of
Date of Death                         Certificate Value
40 and under . . . . . . . . . . . . . 250%
45 . . . . . . . . . . . . . . . . . . 215%
50 . . . . . . . . . . . . . . . . . . 185%
55 . . . . . . . . . . . . . . . . . . 150%
60 . . . . . . . . . . . . . . . . . . 130%
65 . . . . . . . . . . . . . . . . . . 120%
70 . . . . . . . . . . . . . . . . . . 115%
75 . . . . . . . . . . . . . . . . . . 105%
80 . . . . . . . . . . . . . . . . . . 105%
85 . . . . . . . . . . . . . . . . . . 105%
90 . . . . . . . . . . . . . . . . . . 105%
95 and above . . . . . . . . . . . . . 100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2 the Death Benefit provides insurance protection. Under Option 1, the Death Benefit remains level unless the applicable percentage of Certificate Value under the Minimum Death Benefit exceeds the Face Amount, in which case the Death Benefit will vary as the Certificate Value varies. Under Option 2, the Death Benefit varies as the Certificate Value changes.

For any Face Amount, the amount of the Death Benefit and thus the Death Proceeds will be greater under Option 2 than under Option 1, since the Certificate Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. However, the cost of insurance included in the Monthly Deduction will be greater, and thus the rate at which Certificate Value will accumulate will be slower, under Option 2 than under Option 1, (assuming the same specified Face Amount and the same actual premiums paid). See "CHARGES AND DEDUCTIONS - Monthly Deduction From Certificate Value."

If you desire to have premium payments and investment performance reflected in the amount of the Death Benefit, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Certificate Value, you should select Option 1.

ILLUSTRATION OF OPTION 1 - For purposes of this illustration, assume that the Insured is under the Age of 40, and that there is no outstanding Debt.

Under Option 1, a Certificate with a $50,000 Face Amount will generally have a Death Benefit equal to $50,000. However, because the Death Benefit must be equal to or greater than 250% of Certificate Value, if at any time the Certificate Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. In this example, each additional dollar of Certificate Value above $20,000 will increase the Death Benefit by $2.50. For example, a Certificate with a Certificate Value of $35,000 will have a Minimum Death Benefit of $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, so long as Certificate Value exceeds $20,000, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $25,000 to $20,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Certificate Value multiplied by the applicable percentage is less than the Face Amount, the Death Benefit will equal the Face Amount of the Certificate.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Certificate Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Certificate Value would change the Death Benefit by $1.85.

ILLUSTRATION OF OPTION 2 - For purposes of this illustration, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

Under Option 2, a Certificate with a Face Amount of $50,000 will generally produce a Death Benefit of $50,000 plus Certificate Value. For example, a Certificate with Certificate Value of $5,000 will produce a Death Benefit of $55,000 ($50,000 + $5,000); Certificate Value of $10,000 will produce a Death Benefit of $60,000 ($50,000 + $10,000); Certificate Value of $25,000 will produce a Death Benefit of $75,000 ($50,000 + $25,000). However, the Death Benefit must be at least 250% of the Certificate Value. Therefore, if the Certificate Value is greater than $33,333, 250% of that amount will be the Death Benefit, which will be greater than the Face Amount plus Certificate Value. In this example, each additional dollar of Certificate Value above $33,333 will increase the Death Benefit by $2.50. For example, if the Certificate Value is $35,000, the Minimum Death Benefit will be $87,500 ($35,000 x 2.50); Certificate Value of $40,000 will produce a Minimum Death Benefit of $100,000 ($40,000 x 2.50); and Certificate Value of $50,000 will produce a Minimum Death Benefit of $125,000 ($50,000 x 2.50).

Similarly, if Certificate Value exceeds $33,333, each dollar taken out of Certificate Value will reduce the Death Benefit by $2.50. If, for example, the Certificate Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, Certificate Value multiplied by the applicable percentage is less than the Face Amount plus Certificate Value, then the Death Benefit will be the current Face Amount plus Certificate Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Death Benefit must be at least
1.85 times the Certificate Value. The amount of the Death Benefit would be the sum of the Certificate Value plus $50,000 unless the Certificate Value exceeded $58,824 (rather than $33,333). Each dollar added to or subtracted from the Certificate would change the Death Benefit by $1.85.

The Death Benefit under Option 2 will always be the greater of the Face Amount plus Certificate Value or the Certificate Value multiplied by the applicable percentage.

CHANGE IN DEATH BENEFIT OPTION - Generally, the Death Benefit Option in effect may be changed once each Certificate year by sending a written request for change to the Principal Office. Changing Death Benefit Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Processing Date on or following the date of receipt of the request. No charges will be imposed on changes in Death Benefit Options.

If the Death Benefit Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Death Benefit which would have been payable under Option 2 on the effective date of the change (i.e. the Face Amount immediately prior to the change plus the Certificate Value on the date of the change). The amount of the Death Benefit will not be altered at the time of the change. However, the change in option will affect the determination of the Death Benefit from that point on, since the Certificate Value will no longer be added to the Face Amount in determining the Death Benefit; the Death Benefit will equal the new Face Amount (or, if higher, the Minimum Death Benefit). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Certificate Value will, respectively, reduce or increase the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Group VEL Account, changing the Death Benefit Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

If the Death Benefit Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Death Benefit less the Certificate Value on the effective date of the change. This change may not be made if it would result in a Face Amount less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Death Benefit at the time of the change, but will affect the determination of the Death Benefit from that point on. Because the Certificate Value will be added to the new specified Face Amount, the Death Benefit will vary with the Certificate Value. Thus, under Option 2, the Insurance Amount at Risk will always equal the Face Amount unless the Minimum Death Benefit is in effect. The cost of insurance may also be higher or lower than it otherwise would have been without the change in Death Benefit Option. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Certificate Value."

A change in Death Benefit Option may result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Service Rules. In such event, the Company will pay the excess to the Certificate Owner. See "THE CERTIFICATE - Premium Payments."

CHANGE IN FACE AMOUNT - Subject to certain limitations, you may increase or decrease the specified Face Amount of a Certificate at any time by submitting a written request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Processing Date on or next following the date of receipt of the request at the Principal Office, or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES - Along with the written request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured is also required whenever the Face Amount is increased. A request for an increase in Face Amount may not be less than an amount determined by the Company. This amount varies by group but in no event will this amount exceed $10,000. You may not increase the Face Amount after the Insured reaches Age 80. An increase must be accompanied by an additional premium if the Certificate Value is less than $50 plus an amount equal to the sum of two Monthly Deductions. On the effective date of each increase in Face Amount, a transaction charge of $2.50 per $1,000 of increase up to $50, will be deducted from Certificate Value for administrative costs. The effective date of the increase will be the first Monthly Processing Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount will generally affect the Insurance Amount at Risk and may affect the portion of the Insurance Amount at Risk included in various Underwriting Classes (if more than one Underwriting Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge will also be calculated for the increase. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Certificate Value, - Surrender Charge."

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and the charges which would not have been deducted but for the increase will be credited to the Certificate and (2) during the first 24 months following the increase, to transfer any or all Certificate Value to the General Account free of charge. See "THE CERTIFICATE - Free Look Period, - Conversion Privileges." A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES - The minimum amount for a decrease in Face Amount is $10,000. By current Company practice, the Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitation applicable under the Internal Revenue Service Rules, the decrease may be limited or Certificate Value may be returned to the Certificate Owner (at your election) to the extent necessary to meet the requirements. A return of Certificate Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Underwriting Classes, both of which may affect a Certificate Owner's monthly cost of insurance charges. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Certificate Value."

For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases successively; and (c) the initial Face Amount. This order will also be used to determine whether a surrender charge will be deducted and in what amount. If the Face Amount is decreased while the "Payor Provisions" apply (see "CERTIFICATE TERMINATION AND REINSTATEMENT - Termination"), the above order may be modified to determine the cost of insurance charge. In such case, you may reduce or eliminate any Face Amount for which you are paying the insurance charges on a last-in, first-out basis before you reduce or eliminate amounts of insurance which are paid by the Payor.

If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Certificate Value. On the effective date of each decrease in Face Amount, a transaction charge of $2.50 per $1,000 of decrease up to $50, will be deducted from Certificate Value for administrative costs. You may specify one Sub-Account from which the transaction charge and, if applicable, any surrender charge will be deducted. If no specification is provided, the Company will make a Pro- Rata Allocation. The current surrender charge will be reduced by the amount of any surrender charge deducted. See "CHARGES AND DEDUCTIONS - Surrender Charge."

CERTIFICATE VALUE AND SURRENDER VALUE - The Certificate Value is the total amount available for investment and is equal to the sum of the accumulation in the General Account and the value of the Units in the Sub-Accounts. The Certificate Value is used in determining the Surrender Value (the Certificate
Value less any Debt and any surrender charge).    See "THE CERTIFICATE -
Surrender." There is no guaranteed minimum Certificate Value. Because Certificate Value on any date depends upon a number of variables, it cannot be predetermined.

Certificate Value and Surrender Value will reflect frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Certificate.

CALCULATION OF CERTIFICATE VALUE - The Certificate Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Certificate Value will be the Net Premiums received, plus any interest earned during the period when premiums are held in the General Account (before being transferred to the Group VEL Account; see THE CERTIFICATE - Enrollment form For A Certificate") less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Certificate Value will be:

   (1) the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of a Unit in that Sub-Account on that date by the number of such Units allocated to the Certificate; plus

   (2) the value in the General Account (including any amounts transferred to the General Account with respect to a loan).

Thus, the Certificate Value is determined by multiplying the number of Units in each Sub-Account by the value of the applicable Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE UNIT - Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Certificate in the form of Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Certificate is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Unit as of the Valuation Date the payment is received at the Company's Principal Office. The number of Units will remain fixed unless changed by a subsequent split of Unit value, transfer, partial withdrawal or surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Units equal in value to the amount deducted.

The dollar value of a Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of a Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of a Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

NET INVESTMENT FACTOR - The net investment factor measures the investment performance of a Sub-Account of the Group VEL Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to
1.0000 plus the number arrived at by dividing (a) by (b), where

   (a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any; and

   (b) is the value of that Sub-Account's assets at the beginning of the Valuation Period.

The net investment factor may be greater or less than one. Therefore, the value of a Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Units, but are credited interest at a rate periodically set by the Company. See "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

PAYMENT OPTIONS - During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the payment options then offered by the Company. These payment options are also available at the Final Premium Payment Date and if the Certificate is surrendered. If no election is made, the Company will pay the Death Proceeds in a single sum. See "APPENDIX B - PAYMENT OPTIONS."

OPTIONAL INSURANCE BENEFITS - Subject to certain requirements, one or more of the optional insurance benefits described in "APPENDIX A - OPTIONAL BENEFITS" may be added to a Certificate by rider. The cost of any optional insurance benefits will be deducted as part of the Monthly Deduction. See "CHARGES AND DEDUCTIONS - Monthly Deduction From Certificate Value."

SURRENDER - You may at any time surrender the Certificate and receive its Surrender Value. The Surrender Value is the Certificate Value, less Debt and applicable surrender charges. The Surrender Value will be calculated as of the Valuation Date on which a written request for surrender and the Certificate are received at the Principal Office. A surrender charge will be deducted when a Certificate is surrendered if less than 15 full Certificate years have elapsed from the Date of Issue of the Certificate or from the effective date of any increase in Face Amount. See "CHARGES AND DEDUCTIONS - Surrender Charge."

The proceeds on surrender may be paid in a single lump sum or under one of the payment options the Company offers. See "APPENDIX B - PAYMENT OPTIONS." The Company will normally pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described in "OTHER Certificate PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from surrender see "FEDERAL TAX CONSIDERATIONS."

PAID-UP INSURANCE - On written request, you may elect life insurance coverage, usually for a reduced amount, for the life of the Insured with no further premiums due. The Paid-Up Insurance will be the amount that the Surrender Value can purchase for a net single premium at the Insured's age and underwriting class on the date this option is elected. If the surrender value exceeds the net single premium, we will pay the excess to you. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING CERTIFICATE OWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

 . As described above, the paid-up insurance benefit will be computed differently from the net death benefit and the death benefit options will not apply

 . We will not allow transfers of Certificate Value from the fixed account back to the Group VEL Account

 .   You may not make further payments

 . You may not increase or decrease the Face Amount or make partial withdrawals

 .   Riders will continue only with our consent

You may, after electing Paid-Up Insurance, surrender the Certificate for its net cash value. The guaranteed cash value is the net single premium for the Paid-Up Insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loan. We will transfer the Certificate Value in the Group VEL Account to the fixed account on the date we receive written request to elect the option.

On election of Paid-Up Insurance, the Certificate often will become a modified endowment contract. If a Certificate becomes a modified endowment contract, Certificate loans, partial withdrawals or surrender will receive unfavorable federal tax treatment. See "FEDERAL TAX CONSIDERATIONS - Modified Endowment Contracts."

PARTIAL WITHDRAWAL - Any time after the first Certificate year, you may withdraw a portion of the Surrender Value of your Certificate, subject to the limits stated below, upon written request filed at the Principal Office. The written request must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A partial withdrawal from a Sub-Account will result in the cancellation of the number of Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge as described under "CHARGES AND DEDUCTIONS
- Charges On Partial Withdrawal." The Company will normally pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances described in "OTHER CERTIFICATE PROVISIONS - Postponement Of Payments."

For important tax consequences which may result from partial withdrawals, see "FEDERAL TAX CONSIDERATIONS."

                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Certificate to compensate the Company for providing the insurance benefits set forth in the Certificate and any additional benefits added by rider, administering the Certificate, incurring distribution expenses, and assuming certain risks in connection with the Certificates. Each of the charges identified as an administrative charge is intended to reimburse the Company for actual administrative costs incurred, and is not intended to result in a profit to the Company.

Certain of the charges and deductions described below may be reduced for Certificates issued in connection with a specific group in accordance with the Company's rules in effect as of the date an enrollment form for a Certificate is approved. To qualify for such a reduction, a group must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Certificate vary based on such factors as the size of the group, the purposes for which Certificates are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups. The Company may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Certificate Owners and all other Certificate Owners funded by the Group VEL Account.

PREMIUM EXPENSE CHARGE - A charge may be deducted from each premium payment for state and local premium taxes paid by the Company. State premium taxes generally range from 0.75% to 5%, while local premium taxes (if any) vary by jurisdiction within a state. The Company guarantees that the charge for premium taxes will not exceed 10%. The premium tax charge may change when either the applicable jurisdiction changes or the tax rate within the applicable jurisdiction changes. The Company should be notified of any change in address of the Insured as soon as possible.

Additional charges are made to compensate the Company for federal taxes imposed for deferred acquisition costs ("DAC taxes") and for sales expenses related to the Certificates. The DAC tax deduction may range from zero to 1% of premiums, depending on the group to which the Certificate is issued. The DAC tax deduction is a factor that the Company must use when calculating the maximum sales load it can charge under SEC rules. The charge for sales expenses may range from zero to 5%. The sales charge may vary depending on the group to which the Certificates are issued, including average number of participants, average Face Amount of the Certificates, anticipated average annual premiums and the actual sales expense incurred by the Company.

MONTHLY DEDUCTION FROM CERTIFICATE VALUE - On the Date of Issue and each Monthly Processing Date thereafter prior to the Final Premium Payment Date, certain charges ("Monthly Deduction") will be deducted from the Certificate Value. The Monthly Deduction includes a charge for cost of insurance, a charge for the cost of any additional benefits provided by rider and a charge for Certificate administrative expenses that may be up to $10, depending on the group to which the Certificate is issued. The Monthly Deduction may also include a charge for Group VEL administrative expenses and a charge for mortality and expense risks. The Group VEL administrative charge may continue for up to 10 Certificate years and may be up to 0.25% of Certificate Value in each Sub-Account, depending on the group to which the Certificate was issued. The mortality and expense risk charge may be up to 0.90% of Certificate Value in each Sub-Account. The Monthly Deduction on or following the effective date of a requested change in the Face Amount will also include a charge of $2.50 per $1,000 of increase or decrease, to a maximum of $50, for administrative costs associated with the change. See "THE CERTIFICATE - Change In Face Amount."

You may specify from which Sub-Account the cost of insurance charge, the charge for Certificate administrative expenses and the charge for the cost of additional benefits provided by rider will be deducted. If the Payor Provision is in force, all cost of insurance charges and administrative charges will be deducted from the Monthly Deduction Sub-Account. If no allocation is specified, the Company will make a Pro-Rata Allocation.

The Group VEL administrative charge and the mortality and expense risk charge are assessed against each Sub-Account that generates a charge. In the event that a charge is greater than the value of the Sub-Account to which it relates on a Monthly Processing Date, the unpaid balance will be totaled and the Company will make a Pro-Rata Allocation.

Monthly Deductions are made on the Date of Issue and on each Monthly Processing Date until the Final Premium Payment Date. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE - This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount and for each subsequent increase in Face Amount. Because the cost of insurance depends upon a number of variables, it can vary from month to month and from group to group.

CALCULATION OF THE CHARGE - If you select Death Benefit Option 2, the monthly cost of insurance charge for the initial Face Amount will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Death Benefit Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Certificate Value (minus charges for rider benefits) at the beginning of the Certificate month. Thus, the cost of insurance charge may be greater for owners who have selected Death Benefit Option 2 than for those who have selected Death Benefit Option 1, assuming the same Face Amount in each case and assuming that the Minimum Death Benefit is not in effect.

In other words, since the Death Benefit under Option 1 remains constant while the Death Benefit under Option 2 varies with the Certificate Value, any Certificate Value increases will reduce the insurance charge under Option 1 but not under Option 2.

If you select Death Benefit Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Death Benefit Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in Face Amount. If you select Death Benefit Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Certificate Value (minus rider charges) in excess of the initial Face Amount at the beginning of the policy month.

If the Minimum Death Benefit is in effect under either Option, a monthly cost of insurance charge will also be calculated for that portion of the Death Benefit which exceeds the current Face Amount. This charge will be calculated by multiplying the cost of insurance rate applicable to the initial Face Amount times the Minimum Death Benefit (Certificate Value times the applicable percentage) less the greater of the Face Amount or the Certificate Value if you selected Death Benefit Option 1, or less the Face Amount plus the Certificate Value if you selected Death Benefit Option 2. When the Minimum Death Benefit is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth in the preceding two paragraphs.

The monthly cost of insurance charge will also be adjusted for any decreases in Face Amount. See "THE CERTIFICATE - Change In Face Amount: Decreases."

COST OF INSURANCE RATES - This Certificate is sold to eligible individuals who are members of a non-qualified benefit plan having a minimum, depending on the group, of ten or more members. A portion of the initial face amount may be issued on a guaranteed or simplified underwriting basis. The amount of this portion will be determined for each group, and may vary within the group based on Age.

The determination of the underwriting class for the guaranteed or simplified issue portion will, in part, be based on the type of group; the number of persons eligible to participate in the plan; expected percentage of eligible persons participating in the plan; and the amount of guaranteed or simplified underwriting insurance to be issued. Larger groups, higher participation rates and occupations with historically favorable mortality rates will generally result in the individuals within that group being placed in a more favorable underwriting class.

Cost of insurance rates are based on a blended unisex rate table, Age and Underwriting Class of the Insured at the Date of Issue, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less any debt and any partial withdrawals and withdrawal charges. For those Certificates issued on a unisex basis, sex-distinct rates do not apply. The cost of insurance rates are determined at the beginning of each Certificate year for the initial Face Amount. The cost of insurance rates for an increase in Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-smoker, for unisex Certificates) and the

Insured's Age. The Tables used for this purpose may set forth different mortality estimates for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age and Underwriting Class whose Certificates have been in force for the same length of time.

The Underwriting Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Underwriting Classes, standard Underwriting Classes and substandard Underwriting Classes. In an otherwise identical Contract, an Insured in the preferred Underwriting Class will have a lower cost of insurance than an Insured in a standard Underwriting Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Underwriting Class with a higher mortality risk. The Underwriting Classes may be divided into two categories or aggregated: smokers and nonsmokers. Nonsmoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Underwriting Class. Any Insured with an Age at issuance under 18 will be classified initially as regular, unless substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a nonsmoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a nonsmoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in Face Amount. For each increase in Face Amount you request, at a time when the Insured is in a less favorable Underwriting Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Underwriting Class previously applicable. On the other hand, if the Insured's Underwriting Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY CERTIFICATE ADMINISTRATIVE CHARGE - Prior to the Final Premium Payment Date a monthly Certificate administrative charge of up to $10 per month, depending on the group to which the Certificate was issued, will be deducted from the Certificate Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Certificate and will compensate the Company for first year underwriting and other start-up expenses incurred in connection with the Certificate. These expenses include the cost of processing enrollment forms, conducting medical examinations, determining insurability and the Insured's Underwriting Class, and establishing Certificate records. The Company does not expect to derive a profit from these charges.

MONTHLY GROUP VEL ACCOUNT ADMINISTRATIVE CHARGE - The Company can make an administrative charge on an annual basis of up to 0.25% of the Certificate Value in each Sub-Account. The duration of this charge can be for up to 10 years. This charge is designed to reimburse the Company for the costs of administering the Group VEL Account and Sub-Accounts. The charge is not expected to be a source of profit. The administrative expenses assumed by the Company in connection with the Group VEL Account and Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

MONTHLY MORTALITY AND EXPENSE RISK CHARGE - The Company can make a mortality and expense risk charge on an annual basis of up to 0.90% of the Certificate Value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Certificates. The total charges may be different between groups and increased or decreased within a group, subject to compliance with applicable state and federal requirements, but may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company will therefore pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Certificates will exceed the amounts realized from the administrative charges provided in the Certificates. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

CHARGES REFLECTED IN THE ASSETS OF THE GROUP VEL ACCOUNT - Because the Sub-Accounts purchase shares of the Underlying Investment Companies, the value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Investment Companies. The prospectuses and statements of additional information of the Trust, VIPF, VIPF II, T. Rowe and DGPF contain additional information concerning such fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See "FEDERAL TAX CONSIDERATIONS." The imposition of such taxes would result in a reduction of the Certificate Value in the Sub-Accounts.

SURRENDER CHARGE - The Certificate may provide for a contingent surrender charge. A separate surrender charge, described in more detail below, may be calculated upon the issuance of the Certificate and for each increase in the Face Amount. The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Certificate. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Certificate, including agents' commissions, advertising and the printing of the prospectus and sales literature.

A surrender charge may be deducted if you request a full surrender of the Certificate or a decrease in Face Amount. The duration of the surrender charge may be up to 15 years from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to the sum of (a) plus (b) where (a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount and (b) is a deferred sales charge of 50% (less any premium expense charge not associated with state and local premium taxes) of premiums received up to the Guideline Annual Premium. In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per thousand dollars of initial Face Amount, as indicated in "APPENDIX C - CALCULATION OF MAXIMUM SURRENDER CHARGES." The maximum surrender charge remains level for 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

If you surrender the Certificate during the first two years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of initial Face Amount, as described above, but the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium. See "APPENDIX C - CALCULATION OF MAXIMUM SURRENDER CHARGES."

A separate surrender charge will apply to and is calculated for each increase in Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 50% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to the Guideline Annual Premium for the increase. In accordance with limitations under state insurance regulations, the amount of the surrender charge will not exceed a specified amount per thousand dollars of increase, as indicated in "APPENDIX C - CALCULATION OF MAXIMUM SURRENDER CHARGES." As is true for the initial Face Amount, (a) is a deferred administrative charge and (b) is a deferred sales charge. The maximum surrender charge for the increase remains level for 24 Certificate months, reduces uniformly each month for the balance of the surrender charge period, and is zero thereafter. During the first two Certificate years following an increase in Face Amount before making premium payments associated with the increase in Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of increase in Face Amount, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 30% (less any premium expense charge not associated with state and local premium taxes) of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium. See "APPENDIX C - CALCULATION OF MAXIMUM SURRENDER CHARGES." The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in Face Amount.

Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of existing Certificate Value to the increase and to allocate subsequent premium payments between the initial Certificate and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase and is equal to $2,000 as a result of the increase. The Certificate Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums would also be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Certificate Value associated with the increase will equal the portion of Certificate Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See "APPENDIX C - CALCULATION OF MAXIMUM SURRENDER CHARGES," for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Certificate), the surrender charge will be applied in the following order: (1) the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

CHARGES ON PARTIAL WITHDRAWAL - After the first Certificate year, partial withdrawals of Surrender Value may be made. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge which is the smaller of 2% of the amount withdrawn or $25 will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge.

A partial withdrawal charge may also be deducted from Certificate Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Certificate Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Certificate year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. There will be no partial withdrawal charge if there is no surrender charge on the date of withdrawal (i.e., 15 years have passed from the Date of Issue and from the effective date of any increase in the Face Amount).

This right is not cumulative from Certificate year to Certificate year. For example, if only 8% of Certificate Value were withdrawn in Certificate year two, the amount you could withdraw in subsequent Certificate years would not be increased by the amount you did not withdraw in the second Certificate year.

The Certificate's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted, by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

 .   first, the surrender charge for the most recent increase in Face Amount;

 . second, the surrender charge for the next most recent increase successively;

 .   last, the surrender charge for the initial Face Amount.

See "APPENDIX C - CALCULATION OF MAXIMUM SURRENDER CHARGES" for an example illustrating the calculation of the charges on partial withdrawal and their impact on the surrender charge(s).

TRANSFER CHARGES - The first six transfers in a Certificate year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it will never exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Certificate Year. See "THE CERTIFICATE - Transfer Privilege."

You may have automatic transfers of at least $100 made on a periodic basis, every 1, 2 or 3 months (a) from Sub-Account 3 or Sub-Account 5 (which invest in the Money Market Fund and Government Bond Fund of the Trust, respectively) to one or more of the other Sub-Accounts or (b) to reallocate Certificate Value among the Sub-Accounts. The first automatic transfer counts as one transfer towards the six free transfers allowed in each Certificate year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege, or reallocate Certificate Value within 20 days of the Date of Issue of the Certificate, any resulting transfer of Certificate Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the six free transfers in a Certificate year. See "THE CERTIFICATE - Conversion Privileges" and "CERTIFICATE LOANS."

CHARGE FOR CHANGE IN FACE AMOUNT - For each increase or decrease in Face Amount you request, a transaction charge of $2.50 per $1,000 of increase or decrease, to a maximum of $50, will be deducted from Certificate Value to reimburse the Company for administrative costs associated with the change. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

OTHER ADMINISTRATIVE CHARGES - The Company reserves the right to impose a charge for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values. No such charges are currently imposed and any such charge is guaranteed not to exceed $25.

                               CERTIFICATE LOANS

Loans may be obtained by request to the Company on the sole security of this Certificate. The total amount which may be borrowed is the Loan Value. In the first Certificate year, the Loan Value is 75% of Certificate Value reduced by applicable surrender charges as well as Monthly Deductions and interest on Debt to the end of the Certificate year. The Loan Value in the second Certificate year and thereafter is 90% of an amount equal to Certificate Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan. The loan amount will normally be paid within seven days after the Company receives the loan request at its Principal Office, but the Company may delay payments under certain circumstances. See "OTHER CERTIFICATE PROVISIONS - Postponement Of Payments."

A Certificate loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. Certificate Value in each Sub-Account equal to the Certificate loan allocated to such Sub-Account will be transferred to the General Account, and the number of Units equal to the Certificate Value so transferred will be cancelled. This will reduce the Certificate Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

As long as the Certificate is in force, Certificate Value in the General Account equal to the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH CERTIFICATE VALUE.

LOAN INTEREST CHARGED - Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Certificate year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and bear interest at the same rate. After the due and unpaid interest is added to loan amount, if the new loan amount exceeds the Certificate Value in the General Account, the Company will transfer Certificate Value equal to that excess loan amount from the Certificate Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Certificate Value in each Sub-Account bears to the total Certificate Value in all Sub-Accounts.

REPAYMENT OF DEBT - Loans may be repaid at any time prior to the lapse of the Certificate. Upon repayment of Debt, the portion of the Certificate Value that is in the General Account securing the Debt repaid will be allocated to the various Accounts and increase the Certificate Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Certificate Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Group VEL Account cannot exceed Certificate Value previously transferred from the Group VEL Account to secure the Debt.

If Debt exceeds the Certificate Value less the surrender charge, the Certificate will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Certificate will terminate with no value. See "CERTIFICATE TERMINATION AND REINSTATEMENT."

EFFECT OF CERTIFICATE LOANS - Although Certificate loans may be repaid at any time prior to the lapse of the Certificate, Certificate loans will permanently affect the Certificate Value and Surrender Value, and may permanently affect the Death Proceeds. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Certificate Value in the General Account attributable to the loan.

Moreover, outstanding Certificate loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.


                    CERTIFICATE TERMINATION AND REINSTATEMENT

TERMINATION - The failure to make premium payments will not cause the Certificate to lapse unless: (a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or (b) if Debt exceeds the Certificate Value. If one of these situations occurs, the Certificate will be in default. You will then have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

Failure to make a sufficient payment within the grace period will result in termination of the Certificate. If the Insured dies during the grace period, the Death Proceeds will still be payable, but any Monthly Deductions due and unpaid through the Certificate month in which the Insured dies and any other overdue charges will be deducted from the Death Proceeds.

PAYOR PROVISIONS - Subject to approval in the state in which your Certificate was issued, if you name a "Payor" in your enrollment form supplement, then the following "Payor Provisions" will apply:

The Payor may designate what portion, if any, of each payment of a premium is "excess premium" to be allocated to the General Account and Sub-Accounts according to your allocation instructions then in effect. Except for excess premium, the Payor's premium will automatically be allocated to the Monthly Deduction Sub-Account, from which the Monthly Deductions will be made. Payor premiums which are initially held in the General Account (which are not "excess premiums") will be transferred to the Monthly Deduction Sub-Account not later than 3 days after underwriting approval of the Certificate. No Certificate loans, partial withdrawals or transfers may be made from the amount in the Monthly Deduction Sub-Account attributable to premiums allocated thereto by Payor.

If the amount in the Monthly Deduction Sub-Account attributable to premiums allocated thereto by Payor is insufficient to cover the next Monthly Deduction, the Company will send to the Payor a notice of the due date and amount of premium which is due. The premium may be paid during a grace period of 62 days beginning on the premium due date. If the premium payable is not received by the Company within 31 days of the end of the grace period, a second notice will be sent to the Payor. A 31-day grace period notice at this time will also be sent to you if your Certificate Value is insufficient to cover the Monthly Deductions then due.

If the amount in Monthly Deduction Sub-Account attributable to premiums allocated thereto by Payor is insufficient to cover the Monthly Deductions due at the end of the grace period, the balance of such Monthly Deductions will be withdrawn on a Pro-Rata Allocation from the Certificate Value, if any, in the General Account and the Sub-Accounts.

A lapse occurs if the Certificate Value is insufficient, at the grace period, to pay the Monthly Deductions which are due. The Certificate terminates on the date of lapse. Any death benefit payable during the grace period will be reduced by any overdue charges.

The above Payor Provisions, if applicable, are in lieu of the grace-period notice and default provisions applicable when "(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued,"
but do not apply to "(b) if Debt exceeds the Certificate Value."   See the first
paragraph of this section captioned "TERMINATION." You or the Payor may upon written request discontinue the above Payor Provisions. If the Payor makes written request to discontinue the Payor Provisions, we will send you a notice of the discontinuance to your last known address.

REINSTATEMENT - If the Certificate has not been surrendered and the Insured is alive, the terminated Certificate may be reinstated anytime within 3 years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Processing Date following the date you submit the following to the Company: (1) a written enrollment form for reinstatement; (2) Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules; and (3) a premium that, after the deduction of the premium expense charge, is large enough to cover the Monthly Deductions for the three-month period beginning on the date of reinstatement.

SURRENDER CHARGE - The surrender charge on the date of reinstatement is the surrender charge which should have been in effect had the Certificate remained in force from the Date of Issue.

CERTIFICATE VALUE ON REINSTATEMENT - The Certificate Value on the date of reinstatement is:

 . the Net Premium paid to reinstate the Certificate increased by interest from the date the payment was received at the Company's Principal Office; plus

 . an amount equal to the Certificate Value less Debt on the date of default; minus

 . the Monthly Deduction due on the date of reinstatement. You may reinstate any Debt outstanding on the date of default or foreclosure.

                          OTHER CERTIFICATE PROVISIONS

CERTIFICATE OWNER - The Certificate Owner is the Insured unless another Certificate Owner has been named in the enrollment form for the Certificate. The Certificate Owner is generally entitled to exercise all rights under a Certificate while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY - The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Certificate, the Beneficiary has no rights in the Certificate before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the owner (or the owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally.

ASSIGNMENT - The owner may assign a Certificate as collateral or make an absolute assignment of the Certificate. All rights under the Certificate will be transferred to the extent of the assignee's interest. The Consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Certificate. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Company's Principal Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

The following Certificate provisions may vary by state.

INCONTESTABILITY - The Company will not contest the validity of a Certificate after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any rider or any increase in the Face Amount after such rider or increase has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE - The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Certificate, without interest, less any outstanding Debt and less any partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Death Benefit, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE - If the Insured's Age as stated in the enrollment form for a Certificate is not correct, benefits under a Certificate will be adjusted to reflect the correct Age, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age. In no event will the Death Benefit be reduced to less than the Minimum Death Benefit.

POSTPONEMENT OF PAYMENTS - Payments of any amount due from the Group VEL Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Certificate loan and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (ii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Group VEL Account's net assets. Payments under the Certificate of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal, or death of the Insured, as well as payments of Certificate loans and transfers from the General Account, for a period not to exceed six months.

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

Name and Position                         Principal Occupation(s) During Past Five Years

------------------------------------------ ---------------------------------------------
Barry Z. Aframe                           Vice President and Counsel, State Mutual
  Vice President and Counsel

Abigail M. Armstrong                      Counsel, State Mutual
 Secretary and Counsel

Richard J. Baker                          Vice President and Secretary, State Mutual
 Director and Vice President

Whitworth F. Bird, Jr., M.D.              Vice President and Medical Director, State Mutual
 Vice President and Medical Director       since 1990; Vice President and Medical Director,
                                           Phoenix Mutual Life Insurance Company, 1988 to
                                           1990

Alan R. Boyer                             Vice President, State Mutual, since 1991; Second
 Vice President                            Vice President 1989 to 1991

Mark R. Colborn                           Vice President and Controller, State Mutual
 Vice President and Controller

Lisa M. Coleman                           Vice President, State Mutual, since 1994;
 Vice President                            Deputy Manager, Brown Brothers Harriman and
                                           Company, 1989 to 1994

Dix F. Davis                              Vice President, State Mutual
 Vice President

Bruce A. Emond                            Vice President, State Mutual, since 1994; Second
 Vice President                            Vice President, State Mutual 1984 to 1993

Edward W. Ford                            Vice President, State Mutual, since 1993; Senior
 Vice President                            Vice President, Plymouth Rock Assurance
                                           Corporation, 1990 to 1993

Bruce H. Freedman                         Vice President, State Mutual, since 1992; Principal,
 Vice President                            Aldrich, Eastman and Waltch, L.P., 1985 to 1991


                                              43



Name and Position                         Principal Occupation(s) During Past Five Years

---------------------------------------   --------------------------------------------------

Bradford K. Gallagher                     Director and President SMA Life, since 1990;
Director, President and CEO               Vice President, State Mutual, since 1990;
                                          Managing Director, FMR Corp., 1986 to 1990;
                                          Director, Fidelity investments Brokerage Services,
                                          Ltd., 1986 to 1990; Director, Fidelity Brokerage
                                          Services, Inc., 1986 to 1990; President, Plymouth
                                          Investments, 1986 to 1990; Exec. Committee
                                          Member, Fidelity Investments Southwest Co., 1986
                                          to 1990; President, Fidelity Investments
                                          Institutional Services Co., 1985 to 1990

Brian L. Hirst                            Vice President and Actuary, State Mutual
Vice President and Actuary

Kruno Huitzingh                           Vice President & Chief Information Officer, State
Vice President and                        Mutual, since 1993; Executive Vice President,
Chief Information Officer                 Chicago Board Options Exchange, 1985 to 1993

John P. Kavanaugh                         Vice President, State Mutual
Vice President

John F. Kelly                             Senior Vice President, General Counsel and
Director                                  Assistant Secretary, State Mutual

Richard H. Kremer                         Vice President, State Mutual, since 1994; Senior
Vice President                            Vice President, Union Central Life Insurance
                                          Company 1991 to 1994; Senior Vice President,
                                          Cigna Individual Financial Service Company 1988
                                          to 1994

Jeffrey P. Lagarce                        Vice President, State Mutual, since 1994; National
Vice President                            Sales Director, Metropolitan Life Insurance
                                          Company 1976 to 1994

Joseph W. MacDougall, Jr.                 Vice President, Associate General Counsel and
Vice President, Associate General         Assistant Secretary, State Mutual
Counsel and Assistant Secretary

William H. Mawdsley                       Vice President and Actuary, State Mutual
Vice President and Actuary

James R. McAuliffe                        President and CEO, Citizens Insurance Company
Director                                  of America since 1995; Vice President and Chief
                                          Investment Officer, State Mutual 1986 to 1994

Roderick A. McGarry, II                   Vice President, State Mutual
Vice President


                                            44



Name and Position                         Principal Occupation(s) During Past Five Years

----------------------------------------  --------------------------------------------------

Ruben P. Moreno                           Vice President, State Mutual
Vice President

John W. Nunley                            Vice President, State Mutual
Vice President

John F. O'Brien                           Director, President and Chief Executive Officer
Director and Chairman of the Board        of State Mutual, since 1989; Director and
                                          Chairman of the Board, SMA Life since 1989

Edward J. Parry, III                      Vice President and Treasurer, State Mutual
Vice President and Treasurer              since 1993; Asst. Vice President to 1992 to 1993;
                                          Manager, Price Waterhouse, 1987 to 1992

Richard M. Reilly                         Vice President, State Mutual, since 1990;
Director and Vice President               Director and President, Allmerica Investments,
                                          Inc., since 1990; Director and President Allmerica
                                          Investment Management Company, Inc., since
                                          1990; Director, President and CEO, Allmerica
                                          Investment Services, Inc., since 1992; Director and
                                          Executive Vice President, 1990 to 1992; Senior
                                          Vice President, Oppenheimer Capital, 1987 to 1990

Henry P. St. Cyr                          Vice President and Asst. Treasurer, State
Vice President and Asst. Treasurer        Mutual, since 1993; Vice President and
                                          Treasurer, 1988 to 1993

Eric Simonsen                             Vice President and Chief Financial Officer,
Director, Vice President and Chief        State Mutual, since 1990; Partner, The Lincoln
Financial Officer                         Group, 1987 to 1990

Ann K. Tripp                              Vice President, State Mutual, since 1994;
Vice President                            Assistance Vice President, 1991 to 1994; Senior
                                          Investment Officer and Asst. Treasurer, 1989
                                          to 1991

Jerome F. Weihs                           Vice President, State Mutual, since 1991;
Vice President                            Second Vice President, 1988 to 1991

Diane E. Wood                             Vice President, State Mutual, since 1991;
Vice President                            Second Vice President, 1989 to 1991

                         DISTRIBUTION

Allmerica Investments, Inc., an indirect subsidiary of State Mutual, acts as the principal underwriter of the Certificates pursuant to a Sales and Administrative Services Agreement with the Company and the Group VEL Account. Allmerica Investments, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. The Certificates are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. or of independent broker-dealers.

The Company pays to registered representatives who sell the Certificate commissions based on a commission schedule. After issue of the Certificate or an increase in Face Amount, commissions may be up to 25% of the first year premiums up to a basic premium amount established by the Company. Thereafter, commissions may be up to 10% of any additional premiums. Alternative commission schedules are available with lower initial commission amounts based on premium payments, plus ongoing annual compensation of up to 0.50% of Certificate Value. Certain registered representatives, including registered representatives enrolled in the Company's training program for new agents, may receive additional first year and renewal commissions and training reimbursements. General Agents of the Company and certain registered representatives may also be eligible to receive expense reimbursements based on the amount of earned commissions. General Agents may also receive overriding commissions, which will not exceed 2.5% of first year or 4% of renewal premiums.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to the Certificate Owners or to the Group VEL Account. Any surrender charge assessed on a Certificate will be retained by the Company except for amounts it may pay to Allmerica Investments, Inc. for services it performs and expenses it may incur as principal underwriter and general distributor.

                                     REPORTS

The Company will maintain the records relating to the Group VEL Account. You will be promptly sent statements of significant transactions such as premium payments (other than payments made pursuant to the MAP procedure), changes in specified Face Amount, changes in Death Benefit Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement. An annual statement will also be sent to you. The annual statement will summarize all of the above transactions and deductions of charges during the Certificate year. It will also set forth the status of the Death Proceeds, Certificate Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Certificate loan(s).

In addition, you will be sent periodic reports containing financial statements and other information for the Group VEL Account and the Underlying Investment Companies as required by the Investment Company Act of 1940.

                                LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Group VEL Account is a party, or to which the assets of the Group VEL Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Group VEL Account.

                               FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the Securities and Exchange Commission. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Certificate and other legal documents are summaries. The complete documents and omitted information may be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of the Securities and Exchange Commission's prescribed fees.

                             INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 1994 and 1993 and for each of the three years in the period ended December 31, 1994 included in this Prospectus constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Certificates.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Certificate, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Certificates. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the Internal Revenue Service (IRS). Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Certificates is not exhaustive, does not purport to cover all situations and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Certificate Owner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser should always be consulted with regard to the enrollment form of law to individual circumstances.

THE COMPANY AND THE GROUP VEL ACCOUNT - The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code") and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Group VEL Account. Based on these expectations, no charge is made for federal income taxes which may be attributable to the Group VEL Account.

The Company will review periodically the question of a charge to the Group VEL Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Group VEL Account.

Under current laws the Company may also incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Group VEL Account.

TAXATION OF THE CERTIFICATES - The Company believes that the Certificates described in this prospectus will be considered life insurance contracts under
Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Certificate Value to the Insurance Amount at Risk. As a result, the Death Proceeds payable are excludable from the gross income of the Beneficiary. Moreover, any increase in Certificate Value is not taxable until received by the Certificate Owner or the Certificate Owner's designee. But see "MODIFIED ENDOWMENT CONTRACTS."

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance policy for tax purposes. Although the Company does not have control over the investments of the Underlying Funds, the Company believes that the Underlying Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Certificate Owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Certificates may need to be modified to comply with such regulations. For these reasons, the Certificates or the Company's administrative rules may be modified as necessary to prevent a Certificate Owner from being considered the owner of the assets of the Group VEL Account.

The Company believes that loans received under a Certificate will be treated as indebtedness of the Certificate Owner for federal tax purposes, and under current law will not constitute income to the Certificate Owner so long as the Certificate remains in force. But see "MODIFIED ENDOWMENT CONTRACTS."
Deducting interest on Certificate loans is, however, subject to the restrictions of Section 264 of the Code. Consumer interest paid on Certificate loans under a Certificate owned by an individual is not tax deductible. In addition, no tax deduction is allowed for any interest on any loan under one or more life insurance policies (purchased after June 20, 1986) owned by a taxpayer covering the life of any individual who is an officer or employee of or is financially interested in, any business carried on by that taxpayer, to the extent the aggregate amount of such loans exceeds $50,000.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Death Benefit Option, change in the Face Amount, lapse with Certificate loan outstanding, or assignment of the Certificate may have tax consequences. In particular, under specified conditions, a distribution under the Certificate during the first fifteen years from Date of Issue that reduces future benefits under the Certificate will be taxed to the Certificate Owner as ordinary income to the extent of any investment earnings in the Certificate. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Certificate proceeds depend on the circumstances of each Insured, Certificate Owner, or Beneficiary.

MODIFIED ENDOWMENT CONTRACTS - The Technical and Miscellaneous Revenue Act of 1988 ("Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the Act, any life insurance policy, including a Certificate offered by this prospectus, that fails to satisfy a "seven-pay" test is considered a modified endowment contract. A Certificate fails to satisfy the seven-pay test if the cumulative premiums paid under the Certificate at any time during the first seven Certificate years exceed the sum of the net level premiums that would have been paid, had the Certificate provided for paid-up future benefits after the payment of seven level premiums.

If a Certificate is considered a modified endowment contract, all distributions under the Certificate will be taxed on an "income first" basis. Most distributions received by a Certificate Owner directly or indirectly (including loans, withdrawals, partial surrenders, or the assignment or pledge of any portion of the value of the Certificate) will be includible in gross income to the extent that the cash Surrender Value of the Certificate exceeds the Certificate Owner's investment in the contract. Any additional amounts will be treated as a return of capital to the extent of the Certificate Owner's basis in the Certificate. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Certificate Owner during any 12-month period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Certificate is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Certificate does not satisfy the seven-pay test, the Company will notify the Certificate Owner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Certificate anniversary, or the Certificate will be permanently classified as a modified endowment contract.


                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Certificate Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account is not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, the disclosures in this Section have not been reviewed by the Securities and Exchange Commission. Disclosures regarding the fixed portion of the Certificate and the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION - The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUE - The Company bears the full investment risk for amounts allocated to the General Account and guarantees that interest credited to each Certificate Owner's Certificate

Value in the General Account will not be less than an annual rate of 4% ("Guaranteed Minimum Rate"). (Under a Certificate, the Guaranteed Minimum Rate may be higher than 4%.)

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of the Guaranteed Minimum Rate, and might not do so. However, the excess interest rate, if any, in effect on the date a premium is received at the Principal Office is guaranteed on that premium for one year, unless the Certificate Value associated with the premium becomes security for a Certificate loan. AFTER SUCH INITIAL ONE YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE CERTIFICATE VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE CERTIFICATE OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Certificate Value which is equal to Debt. However, such Certificate Value will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Processing Date, the Certificate Value in the General Account will be the amount of the Net Premiums allocated or Certificate Value transferred to the General Account, plus interest at the Guaranteed Minimum Rate, plus any excess interest which the Company credits, less the sum of all Certificate charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

THE CERTIFICATE - This prospectus describes certificates issued under a flexible premium variable life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Certificate relating to the Group VEL Account. For complete details regarding the General Account, see the Certificate itself.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CERTIFICATE LOANS - If a Certificate is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge, as applicable, is imposed if such event occurs before the Certificate, or an increase in Face Amount, has been in force for 15 Certificate years. In the event of a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Certificate. Partial withdrawals are made on a last-in/first-out basis from Certificate Value allocated to the General Account.

The first six transfers in a Certificate year are free of charge. Thereafter, a $10 transfer charge will be deducted for each transfer in that Certificate year. The transfer privilege is subject to the consent of the Company and to the Company's then current rules.

Certificate loans may also be made from the Certificate Value in the General Account.

Transfers, surrenders, partial withdrawals, Death Proceeds and Certificate loans payable from the General Account may be delayed up to six months. However, if payment is delayed for 30 days or more, the Company will pay interest at least equal to an effective annual yield of 3% per year for the period of deferment. Amounts from the General Account used to pay premiums on policies with the Company will not be delayed.

                              FINANCIAL STATEMENTS

Financial Statements for the Company are included in this prospectus beginning immediately after this section.

The financial statements of the Company which are included in this prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Certificate. They should not be considered as bearing on the investment performance of the assets held in the Group VEL Account.

SMA LIFE ASSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 1994 and 1993

SMA LIFE ASSURANCE COMPANY


December 31, 1994




Financial Statements
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . 1
Statement of Financial Position. . . . . . . . . . . . . . . . . . . . . . . . 2
Statement of Operations and Changes in Stockholder's Equity. . . . . . . . . . 3
Statement of Cash Flows. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . 5

                        REPORT OF INDEPENDENT ACCOUNTANTS


February 13, 1995

To the Board of Directors and Stockholder of SMA Life Assurance Company

In our opinion, the accompanying statement of financial position and the related statements of operations and changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of SMA Life Assurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 1 to the financial statements, the Company may adopt Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts", and Financial Accounting Standards Board Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", in 1996. If these pronouncements are adopted, the financial statements for the year ended December 31, 1994 will be retroactively restated for the effects of these changes in accounting principles.

Price Waterhouse LLP
Boston, Massachusetts

                           SMA LIFE ASSURANCE COMPANY
 (A Wholly Owned Subsidiary of State Mutual Life Assurance Company of America)


STATEMENT OF FINANCIAL POSITION
as of December 31
(in thousands)


ASSETS                                                      1994           1993
                                                            ----           ----
Cash                                                 $     7,248    $    10,172
Investments:
    Bonds                                              1,595,275      1,567,658
    Stocks                                                12,283         23,478
    Mortgage loans                                       295,532        383,059
    Policy loans                                         116,600        109,014
    Real estate                                           51,288         40,904
    Short term investments                                45,239          4,999
    Other investment assets                               27,443            314
                                                     -----------    -----------
       Total cash and investments                      2,150,908      2,148,598

Premiums deferred and uncollected                          5,452          6,953
Investment income due and accrued                         39,442         39,993
Other assets                                               6,548         12,560
Assets held in separate accounts                       1,869,695      1,296,620
                                                     -----------    -----------

                                                     $ 4,072,045    $ 3,504,724
                                                     -----------    -----------
                                                     -----------    -----------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:

Policy liabilities:
    Life reserves                                    $   890,880    $   905,813
    Annuity and other fund reserves                      928,325        925,098
    Accident and health reserves                         121,580        115,081
    Claims payable                                        11,720         10,476
                                                     -----------    -----------

       Total policy liabilities                        1,952,505      1,956,468

Expenses and taxes payable                                17,484         43,123
Other liabilities                                         32,445         26,069
Asset valuation reserve                                   20,786         10,964
Obligations related to separate account business       1,859,502      1,285,884
                                                     -----------    -----------

       Total liabilities                               3,882,722      3,322,508
                                                     -----------    -----------

Stockholder's equity:
    Common stock, $1,000 par value
       Authorized - 10,000 shares
       Issued and outstanding - 2,517 shares               2,517          2,517
    Additional paid-in capital                           199,307        199,307
    Unassigned deficit                                   (13,621)       (20,744)
    Special contingency reserves                           1,120          1,136
                                                     -----------    -----------
       Total stockholder's equity                        189,323        182,216
                                                     -----------    -----------

                                                     $ 4,072,045    $ 3,504,724
                                                     -----------    -----------
                                                     -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

STATEMENT OF OPERATIONS AND
CHANGES IN STOCKHOLDER'S EQUITY
for the year ended December 31
(In thousands)



REVENUE                                                           1994           1993           1992
                                                                  ----           ----           ----
  Premiums and other considerations:
    Life                                                    $  195,633     $  189,285     $  181,992
    Annuities                                                  707,172        660,143        365,443
    Accident and health                                         31,927         35,718         35,612
    Reinsurance commissions and reserve adjustments              4,195          2,309          2,372
                                                            ----------     ----------     ----------

      Total premiums and other considerations                  938,927        887,455        585,419

  Net investment income                                        170,430        177,612        183,159
  Realized capital gains (losses), net of tax                  (17,172)        (7,225)           576
  Other revenue                                                 26,065         19,055         13,224
                                                            ----------     ----------     ----------

      Total revenue                                          1,118,250      1,076,897        782,378
                                                            ----------     ----------     ----------

POLICY BENEFITS AND OPERATING EXPENSES
  Policy benefits:
    Claims, surrenders and other benefits                      331,418        275,290        250,317
    Increase in policy reserves                                 40,113         15,292        159,127
                                                            ----------     ----------     ----------

      Total policy benefits                                    371,531        290,582        409,444

  Operating and selling expenses                               164,175        160,928        134,482
  Taxes, except capital gains tax                               22,846         19,066         29,540
  Net transfers to separate accounts                           553,295        586,539        199,164
                                                            ----------     ----------     ----------

      Total policy benefits and operating expenses           1,111,847      1,057,115        772,630
                                                            ----------     ----------     ----------

NET INCOME                                                       6,403         19,782          9,748

STOCKHOLDER'S EQUITY AT BEGINNING OF YEAR                      182,216        171,941        177,809
  Unrealized capital gains (losses) on investments              12,170         (9,052)       (20,770)
  Transfer from (to) asset valuation reserve                    (9,822)         1,974          2,883
  Other adjustments                                             (1,644)        (2,429)         2,271
                                                            ----------     ----------     ----------

STOCKHOLDER'S EQUITY AT END OF YEAR                         $  189,323     $  182,216     $  171,941
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------


   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

STATEMENT OF CASH FLOWS
for the year ended December 31
(In thousands)


CASH FLOW FROM OPERATING ACTIVITIES                               1994           1993           1992
                                                                  ----           ----           ----
  Premiums, deposits and other income                       $  962,147     $  902,725     $  602,253
  Allowances and reserve adjustments on
    reinsurance ceded                                            3,279         22,185         18,918
  Net investment income                                        173,294        182,843        182,531
  Net increase in policy loans                                  (7,585)        (7,812)        (8,777)
  Benefits to policyholders and beneficiaries                 (330,900)      (298,612)      (257,274)
  Operating and selling expenses and taxes                    (213,399)      (176,361)      (126,421)
  Net transfers to separate accounts                          (600,760)      (634,021)      (221,492)
  Other sources (applications)                                  19,868          7,757        (43,869)
                                                            ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES                                             5,944         (1,296)       145,869
                                                            ----------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
  Sales and maturities of long term investments:
    Bonds                                                      478,512        386,414        400,636
    Stocks                                                          63             64             80
    Real estate and other invested assets                        3,008         11,094          4,350
    Repayment of mortgage principal                             65,334         79,844         95,972
    Capital gains tax                                             (968)        (3,296)            --
  Acquisition of long term investments:
    Bonds                                                     (508,603)      (466,086)      (710,371)
    Stocks                                                          --             --         (2,617)
    Real estate and other invested assets                      (24,544)        (2,392)        (1,910)
    Mortgage loans                                                (364)        (2,266)          (852)
  Other investing activities                                    18,934        (27,254)        (3,001)
                                                            ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
INVESTING ACTIVITIES                                            31,372        (23,878)      (217,713)
                                                            ----------     ----------     ----------

Net change in cash and short term investments                   37,316        (25,174)       (71,844)

CASH AND SHORT TERM INVESTMENTS
  Beginning of the year                                         15,171         40,345        112,189
                                                            ----------     ----------     ----------

  End of the year                                           $   52,487     $   15,171     $   40,345
                                                            ----------     ----------     ----------
                                                            ----------     ----------     ----------


   The accompanying notes are an integral part of these financial statements.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION - SMA Life Assurance Company (SMA Life or the "Company") is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by State Mutual Life Assurance Company of America (State Mutual), a mutual life insurance company. The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by State Mutual in accordance with a policy established by vote of State Mutual's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which are generally accepted accounting principles for mutual life insurance companies and their stock life insurance subsidiaries.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS - Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS - In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds and stocks and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS - In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS - Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contractholders. Assets consist principally of bonds, common stocks, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in stockholder's equity.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES - Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including provision for adverse deviation. Interest rates range from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities, and mortality and morbidity assumptions reflect the Company's experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

At December 31, 1994 and 1993, approximately 77% and 70%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

FEDERAL INCOME TAXES - State Mutual, its non-insurance domestic subsidiaries and SMA Life file a consolidated United States Federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The Federal income tax for the non-life insurance subsidiaries is calculated on a separate return basis. Any current tax liability (benefit) is paid to (reimbursed by) State Mutual. Tax benefits resulting from taxable operating losses of the non-life subsidiaries are not reimbursed currently by State Mutual. However, to the extent such losses are utilized by the consolidated group, they are reflected as a liability of State Mutual.

The Federal income tax for the life companies is calculated on a line of business basis, excluding the operating results of the non-insurance subsidiaries and Allmerica P&C. The tax is allocated to each life company based on its contribution to the taxable income or loss of each line of business.

CAPITAL GAINS AND LOSSES - Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve (IMR), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to stockholder's equity. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment income over the remaining life of the investment sold.

PENDING ACCOUNTING PRONOUNCEMENT - In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), which establishes a different definition of generally accepted accounting principles for mutual life insurance companies (and their stock life insurance subsidiaries). Under the Interpretation, financial statements of mutual life insurance companies (and their stock life insurance subsidiaries) which are prepared on the basis of statutory accounting, will no longer be characterized as in conformity with generally accepted accounting principles.

In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts" (SFAS No. 120), and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises" (SOP 95-1). SFAS No. 120 extends the requirements of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," to mutual life insurance enterprises. SOP 95-1 establishes accounting for certain participating life insurance contracts for mutual life insurance enterprises. SFAS No. 120 requires mutual life insurance enterprises (and permits stock life insurance enterprises) to apply the provisions of SOP 95-1 to those contracts which meet the conditions in SFAS No. 120.

FIN 40, SFAS No. 120 and SOP 95-1 are all effective for financial statements issued for fiscal years beginning after December 15, 1995.

Management of the Company has not yet determined the effect on its financial statements of applying the new pronouncements nor whether it will continue to present its general purpose financial statements in conformity with the statutory basis of accounting or adopt the accounting changes required in order to continue to present its financial statements in conformity with generally accepted accounting principles. If the Company chooses to adopt the accounting changes required, the effect of the changes would be reported retroactively through restatement of all previously issued financial statements beginning with the earliest year presented. The cumulative effect of adopting these changes would be included in the earliest year presented.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

NOTE 2 - INVESTMENTS

BONDS - The carrying value and fair value of investments in bonds,are as follows:

                                                                    December 31, 1994
                                                                    -----------------
                                                                  Gross          Gross
                                                    Carrying    Unrealized     Unrealized          Fair
(In thousands)                                       Value     Appreciation   Depreciation         Value
                                                     -----     ------------   ------------         -----
Federal government bonds                         $    17,651    $         8    $       762    $    16,897
State, local and government agency bonds               1,110             54             --          1,164
Foreign government bonds                              31,863             83          3,735         28,211
Corporate securities                               1,462,871          8,145         56,011      1,415,005
Mortgage-backed securities                            81,780            268          1,737         80,311
                                                 -----------    -----------    -----------    -----------

                                                 $ 1,595,275    $     8,558    $    62,245    $ 1,541,588
                                                 -----------    -----------    -----------    -----------
                                                 -----------    -----------    -----------    -----------

                                                                    December 31, 1994
                                                                    -----------------
                                                                  Gross          Gross
                                                    Carrying    Unrealized     Unrealized          Fair
(In thousands)                                       Value     Appreciation   Depreciation         Value
                                                     -----     ------------   ------------         -----
Federal government bonds                         $     7,969    $       356    $        --    $     8,325
State, local and government agency bonds              15,212            678             --         15,890
Foreign government bonds                              24,152            720              9         24,863
Corporate securities                               1,519,050         74,777          4,430      1,589,397
Mortgage-backed securities                             1,275             92             --          1,367
                                                 -----------    -----------    -----------    -----------

Total                                            $ 1,567,658    $    76,623    $     4,439    $ 1,639,842
                                                 -----------    -----------    -----------    -----------
                                                 -----------    -----------    -----------    -----------

The carrying value and fair value by contractual maturity at December 31, 1994, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.


                                                                                 Carrying          Fair
(In thousands)                                                                     Value           Value
                                                                                   -----           -----
Due in one year or less                                                        $   225,814    $   224,695
Due after one year through five years                                              774,918        751,778
Due after five years through ten years                                             428,080        404,377
Due after ten years                                                                166,463        160,738
                                                                               -----------    -----------

Total                                                                          $ 1,595,275    $ 1,541,588
                                                                               -----------    -----------
                                                                               -----------    -----------

MORTGAGE LOANS AND REAL ESTATE - Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. At December 31, 1994 and 1993, mortgage loan and real estate investments were distributed by the following types and geographic regions:

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)


(In thousands)

Property Type                                                                         1994           1993
-------------                                                                         ----           ----
Office buildings                                                                 $ 140,292      $ 172,694
Residential                                                                         57,061         74,514
Retail                                                                              72,787         72,756
Industrial/Warehouse                                                                39,424         62,572
Other                                                                               37,256         41,427
                                                                                 ---------      ---------

Total                                                                            $ 346,820      $ 423,963
                                                                                 ---------      ---------
                                                                                 ---------      ---------

Geographic Region                                                                     1994           1993
-----------------                                                                     ----           ----
South Atlantic                                                                   $  92,934      $ 118,434
East North Central                                                                  72,704         78,343
Middle Atlantic                                                                     48,688         58,291
Pacific                                                                             39,892         45,666
West North Central                                                                  27,377         33,325
Mountain                                                                            12,211         31,116
New England                                                                         26,613         28,759
East South Central                                                                   6,224          8,250
West South Central                                                                  20,177         21,779
                                                                                 ---------      ---------

Total                                                                            $ 346,820      $ 423,963
                                                                                 ---------      ---------
                                                                                 ---------      ---------

NET INVESTMENT INCOME - The components of net investment income for the year ended December 31 were as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Bonds                                                             $ 123,495      $ 126,729      $ 119,777
Stocks                                                                1,799            953            692
Mortgage loans                                                       31,945         40,823         52,406
Real estate                                                           8,425          9,493          8,412
Policy loans                                                          8,797          8,215          7,701
Other investments                                                     1,651            674            344
Short term investments                                                1,378            840          1,848
                                                                  ---------      ---------      ---------
                                                                    177,490        187,727        191,180
     Less investment expenses                                         9,138         11,026          8,035
                                                                  ---------      ---------      ---------

Net investment income, before IMR amortization                      168,352        176,701        183,145

     IMR amortization                                                 2,078            911             14
                                                                  ---------      ---------      ---------

Net investment income                                             $ 170,430      $ 177,612      $ 183,159
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------


REALIZED CAPITAL GAINS AND LOSSES - Realized capital gains (losses) on investments for the years ended December 31 were as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Bonds                                                             $     645      $  10,133      $   3,302
Stocks                                                                  (62)            16             33
Mortgage loans                                                      (17,142)           (83)           162
Real Estate                                                             605         (2,044)         1,985
                                                                  ---------      ---------      ---------
                                                                    (15,954)         8,022          5,482
Less income tax                                                         968          3,296          4,623
                                                                  ---------      ---------      ---------

Net realized capital gains (losses) before transfer to IMR          (16,922)         4,726            859
Net realized capital gains transferred to IMR                          (250)       (11,951)          (283)
                                                                  ---------      ---------      ---------

Net realized capital gains (losses)                               $ (17,172)     $  (7,225)     $     576
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

Proceeds from voluntary sales of investments in bonds during 1994, 1993 and 1992 were $178,640 thousand, $131,783 thousand and $153,218 thousand, respectively. Gross gains of $3,010 thousand, $4,523 thousand and $3,043 thousand and gross losses of $4,553 thousand, $450 thousand and $139 thousand, respectively, were realized on those sales.

NOTE 3 - FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS - The carrying amounts reported in the statement of financial position approximate fair value.

BONDS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS - Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS - The carrying amount reported in the statement of financial position approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) - Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

                           SMA LIFE ASSURANCE COMPANY
 (A WHOLLY OWNED SUBSIDIARY OF STATE MUTUAL LIFE ASSURANCE COMPANY OF AMERICA)

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                             1994                          1993
                                                             ----                          ----
                                                   Carrying         Fair        Carrying          Fair
(In thousands)                                      Value           Value         Value           Value
                                                    -----           -----         -----           -----
Financial Assets:
  Cash                                            $    7,248     $    7,248     $   10,172     $   10,172
  Short term investments                              45,239         45,239          4,999          4,999
  Bonds                                            1,595,275      1,541,588      1,567,658      1,639,842
  Stocks                                              12,283         12,283         32,478         32,478
  Mortgage loans                                     295,532        291,704        383,059        395,327
  Policy loans                                       116,600        116,600        109,014        109,014

Financial Liabilities:
  Individual annuity contracts                       869,230        862,662        870,112        865,668
  Supplemental contracts without life
    contingencies                                     16,673         16,673         14,842         14,842
  Other contract deposit funds                         1,105          1,105          1,317          1,317


NOTE 4 - FEDERAL INCOME TAXES

The federal income tax provisions for 1994, 1993 and 1992 were $13,109 thousand, $8,551 thousand and $18,108 thousand, respectively, which include taxes applicable to realized capital gains of $968 thousand, $3,296 thousand and $4,623 thousand.

The effective federal income tax rates were 67%, 30% and 65% in 1994, 1993 and 1992, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for
federal tax purposes.    The Company paid to State Mutual $14,353 thousand,
$8,100 thousand and $30,000 thousand in 1994, 1993 and 1992, respectively, for its federal income taxes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The Internal Revenue Service (IRS) has completed its examination of all of the consolidated federal income tax returns through 1988. Deficiencies asserted with respect to tax years 1977 through 1981 have been paid and recorded and the consolidated group has filed a recomputation of such years with appeals claiming a refund with respect to certain agreed upon issues, but has not recognized any benefit in its financial statements. The consolidated group is currently considering its response to certain adjustments proposed by the IRS with respect to the consolidated federal income tax returns for 1982 and 1983. If upheld, these proposed adjustments would result in additional payments; however, the consolidated group will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years.

NOTE 5 - REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:


(In thousands)                                                         1994           1993           1992
                                                                       ----           ----           ----
Reinsurance premiums assumed                                       $  3,788       $  4,190       $  4,614
Reinsurance premiums ceded                                           17,430         14,798         15,570
Deduction from insurance liability including
  reinsurance recoverable on unpaid claims                           46,734         42,805         48,191


                           SMA LIFE ASSURANCE COMPANY
 (A Wholly Owned Subsidiary of State Mutual Life Assurance Company of America)

The Company cedes to State Mutual approximately 10% of its individual life
business.    Premiums ceded to State Mutual aggregated $7,771 thousand, $9,000 thousand and $9,586 thousand in 1994, 1993 and 1992, respectively. The Company has also entered into various reinsurance agreements with State Mutual under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from State Mutual. Premiums assumed pursuant to these agreements aggregated $3,788 thousand, $4,190 thousand and $4,614 thousand in 1994, 1993 and 1992, respectively .

NOTE 6 - DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. While the Company is currently operating on a profitable basis, it has a negative earned surplus position and accordingly is precluded from paying dividends to State Mutual without the approval of the Commissioner of Insurance.

NOTE 7 - RELATED PARTY TRANSACTIONS

State Mutual provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from State Mutual were $102,461 thousand, $98,676 thousand and $88,273 thousand in 1994, 1993 and 1992, respectively. The net amounts payable to State Mutual and affiliates for accrued expenses and various other liabilities and receivables were $8,344 thousand and $12,182 thousand at December 31, 1994 and 1993, respectively.

During 1992, the Company sold a building to an affiliated company at its estimated fair value of $4,350 thousand. The Company recognized a capital gain on the sale, net of tax, in the amount of $1,310 thousand.

NOTE 8 - FUNDS ON DEPOSIT

In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal State Mutual, which is licensed in New York, became qualified to sell the products previously sold by SMA Life in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1994, the carrying value and fair value of the assets on deposit was $327,899 thousand and $323,474 thousand, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $3,855 thousand and $3,353 thousand were on deposit with various other state and governmental authorities as of December 31, 1994 and 1993, respectively.

NOTE 9 - LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

                         APPENDIX A - OPTIONAL BENEFITS

This Appendix is intended to provide only a very brief overview of additional insurance benefits available by rider. The following supplemental benefits are available for issue under the Certificates for an additional charge.

   WAIVER OF PREMIUM RIDER

      This rider provides that, during periods of total disability continuing for more than the period of time specified in the rider, the Company will add to the Certificate Value each month an amount selected by you or the amount necessary to maintain Certificate in force, whichever is greater. This benefit is subject to the Company's maximum issue benefits. Its cost may change yearly.

   OTHER INSURED RIDER

      This rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance Certificate.

   CHILDREN'S INSURANCE RIDER

      This rider provides coverage for eligible minor children. It also covers future children, including adopted children and step children.

   ACCIDENTAL DEATH BENEFIT RIDER

      This rider pays an additional benefit for death resulting from a covered accident prior to the Certificate anniversary nearest the Insured's Age 70.

   OPTION TO ACCELERATE BENEFITS RIDER

      This rider permits part of the proceeds of the Certificate to be available before death if the Insured becomes terminally ill and, depending on the group to which the Policy is issued, may also pay part of the proceeds if the Insured is permanently confined to a nursing home.

   EXCHANGE OPTION RIDER

      This rider allows you to use the Certificate to insure a different person, subject to Company guidelines.

                          APPENDIX B - PAYMENT OPTIONS

PAYMENT OPTIONS - Upon written request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options then offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected.

If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Death Benefit.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Group VEL Account.

SELECTION OF PAYMENT OPTIONS - The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to your and/or the Beneficiary's provision any option selection may be changed before the Death Proceeds becomes payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds becomes payable.

            APPENDIX C - ILLUSTRATIONS OF SUM INSURED, POLICY VALUES
                            AND ACCUMULATED PREMIUMS

The tables on pages 66-69 illustrate the way in which a Policy's Sum Insured and Policy Value could vary over an extended period of time. They assume that all premiums are allocated to and remain in the Group VEL Account for the entire period shown and are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 12%.

The tables on pages 66 and 67 illustrate a Policy issued to a person, Age 30, under a standard Premium Class and qualifying for the non-smoker discount. The tables on pages 68 and 69 illustrate a Policy issued to a person, Age 45, under a standard Premium Class and qualifying for the non-smoker discount.

The columns on pages 67 and 69 are based on the guaranteed cost of insurance rates; columns on pages 66 and 68 are based on the current cost of insurance rates as presently in effect.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual policy years. The values would also be different depending on the allocation of a Policy's total Policy Value among the Sub-Accounts of the Group VEL Account, if the actual rates of return averaged 0%, 6% or 12, but the rates of each Underlying Fund varied above and below such averages.


The amounts shown for the Death Proceeds and Policy Values take into account the deduction from premium for the premium tax charge, the Monthly Deduction from Policy Value, and the daily charge against the Group VEL Account for mortality and expense risks equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Group VEL Account attributable to the Policies. The amounts shown in the tables also take into account the Underlying Investment Company advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Investment Company. The actual fees and expenses of each Underlying Investment Company vary, and in 1994 ranged from an annual rate of 0.45% to an annual rate of 1.50% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.85% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts. Under its Management Agreement with the Trust, Allmerica Investments has declared a voluntary expense limitation of 1.50% of average net average assets for the Select International Equity Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund, 0.60% for the Money Market Fund, 0.60% for the Equity Index Fund, 1.00% for the Government Bond Fund, 1.35% for the Select Aggressive Growth Fund and the Select Capital Appreciation Fund, 1.20% for the Select Growth Fund, 1.10% for the Select Growth and Income Fund, and 1.25% for the Small Cap Value Fund. Without the effect of the expense limitation, in 1994 the total operation expenses of the Select International Equity Fund and Small Cap Value Fund would have been 1.78% and 1.01%, respectively, of average net assets. Fidelity Management has voluntarily agreed to temporarily limit the total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Equity-Income, Growth and Overseas Portfolios to an annual rate of 1.50%, and of the High Income

Portfolio to an annual rate of 1.00%, and of the Asset Manager Portfolio to an annual rate of 1.25%, of each Portfolio's average net assets. The total operating expenses of the Portfolios of VIPF and VIPF II were less than their respective caps in 1994. Price-Fleming has voluntarily agreed to limit the total operating expenses (except interest, taxes, brokerage commissions, directors' fees and expenses and extraordinary expenses) of the International Stock Portfolio to 1.05% of its average daily net assets. Delaware International has agreed voluntarily to waive its management fees and reimburse the International Equity Series to limit certain expenses to 8/10 of 1% of the average daily net assets. Without the effect of the expense limitations, in 1994 the total operating expenses of the International Equity Series would have been 1.01% of its average net assets.

Taking into account the 0.90% charge to the Group VEL Account and the assumed 0.85% charge for Underlying Investment Company advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Group VEL Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and cash values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

The second column of the tables show the amount which would accumulate if an amount equal to the Guideline Annual Premium were invested to earn interest, (after taxes) at 5% compounded annually.

The tables illustrate the Policy Values that would result based upon the assumptions that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 6 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's Age, sex, and underwriting classification, and the requested Face Amount, Sum Insured Option, and riders.

To choose the Sub-Accounts which will best meet your needs and objectives, carefully read the prospectuses of the Trust, VIPF, VIPF II, T. Rowe and DGPF along with this prospectus.

                           SMA LIFE ASSURANCE COMPANY
                        VARIABLE EXCEPTIONAL LIFE POLICY

                                                                                                    Non-Smoker Age 30
                                                                                      Specified Face Amount = $75,000
                                                                                                 Sum Insured Option 2
                                                 CURRENT COST OF INSURANCE CHARGES

         Premiums           Hypothetical 0%                  Hypothetical 6%                   Hypothetical 12%
        Paid Plus       Gross Investment Return          Gross Investment Return           Gross Investment Return
         Interest

 Policy    At 5%     Surrender   Policy      Death     Surrender   Policy     Death     Surrender   Policy     Death
  Year    Per Year     Value      Value     Benefit      Value      Value    Benefit      Value      Value    Benefit

1            1,470       393      1,221      76,221        471      1,299     76,299        549      1,377     76,377
2            3,014     1,592      2,420      77,420      1,824      2,652     77,652      2,066      2,894     77,894
3            4,634     2,768      3,596      78,596      3,234      4,062     79,062      3,738      4,566     79,566
4            6,336     3,955      4,750      79,750      4,734      5,529     80,529      5,611      6,406     81,406
5            8,123     5,185      5,881      80,881      6,360      7,055     82,O55      7,736      8,432     83,432

6            9,999     6,392      6,989      81,989      8,048      8,644     83,644     10,066     10,663     85,663
7           11,969     7,576      8,073      83,073      9,799     10,296     85,296     12,621     13,118     88,118
8           14,037     8,737      9,135      84,135     11,616     12,013     87,013     15,422     15,820     90,820
9           16,209     9,874     10,172      85,172     13,500     13,798     88,798     18,495     18,793     93,793
10          18,490    10,986     11,185      86,185     15,454     15,653     90,653     22,865     22,064     97,064

11          20,884    12,174     12,174      87,174     17,579     17,579     92,579     25,664     25,664    100,664
12          23,398    13,137     13,137      88,137     19,580     19,580     94,580     29,625     29,625    104,625
13          26,038    14,077     14,077      89,077     21,657     21,657     96,657     33,983     33,983    108,983
14          28,810    14,991     14,991      89,991     23,814     23,814     98,814     38,779     38,779    113,779
15          31,720    15,880     15,880      90,880     26,054     26,054    101,054     44,057     44,057    119,057

16          34,777    16,743     16,743      91,743     28,377     28,377    103,377     49,865     49,865    124,865
17          37,985    17,580     17,580      92,580     30,788     30,788    105,788     56,256     56,256    131,256
18          41,355    18,391     18,391      93,391     33,290     33,290    108,290     63,290     63,290    138,290
19          44,892    19,174     19,174      94,174     35,884     35,884    110,884     71,031     71,031    146,031
20          48,607    19,930     19,930      94,930     38,574     38,574    113,574     79,550     79,550    l54,550

Age 60      97,665    25,579     25,579     100,579     71,166     71,166    146,166    229,234    229,234    307,173
Age 65     132,771    26,546     26,546     101,546     91,516     91,516    166,516    378,082    378,082    461,260
Age 70     177,576    25,537     25,537     100,537    114,403    114,403    189,403    617,137    617,137    715,879
Age 75     234,759    21,566     21,566      96,566    139,062    139,062    214,062  1,001,969  1,001,969  1,076,969

(1) Assumes a $1,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS OF ALLMERICA INVESTMENT TRUST AND PORTFOLIOS OF VARIABLE INSURANCE PRODUCTS FUND. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           SMA LIFE ASSURANCE COMPANY
                        VARIABLE EXCEPTIONAL LIFE POLICY

                                                                                                    Non-Smoker Age 30
                                                                                      Specified Face Amount = $75,000
                                                                                                 Sum Insured Option 2
                                                 CURRENT COST OF INSURANCE CHARGES

         Premiums           Hypothetical 0%                  Hypothetical 6%                   Hypothetical 12%
        Paid Plus       Gross Investment Return          Gross Investment Return           Gross Investment Return
         Interest

 Policy    At 5%     Surrender   Policy      Death     Surrender   Policy     Death     Surrender   Policy     Death
  Year    Per Year     Value      Value     Benefit      Value      Value    Benefit      Value      Value    Benefit

1            1,470       349      1,178      76,178        426      1,254     76,254        503      1,331     76,331
2            3,014     1,504      2,332      77,332      1,731      2,559     77,559      1,968      2,796     77,796
3            4,634     2,637      3,465      78,465      3,090      3,918     78,918      3,580      4,408     79,408
4            6,336     3,779      4,574      79,574      4,536      5,331     80,331      5,388      6,183     81,183
5            8,123     4,963      5,658      80,658      6,102      6,798     81,798      7,438      8,133     83,133

6            9,999     6,123      6,719      81,719      7,726      8,322     83,322      9,683     10,279     85,279
7           11,969     7,258      7,755      82,755      9,408      9,905     84,905     12,140     12,637     87,637
8           14,037     8,367      8,765      83,765     11,149     11,547     86,547     14,832     15,229     90,229
9           16,209     9,449      9,747      84,747     12,951     13,249     88,249     17,779     18,077     93,077
10          18,490    10,503     10,702      85,702     14,813     15,012     90,012     21,006     21,205     96,205

11          20,884    11,629     11,629      86,629     16,839     16,839     91,839     24,642     24,642     99,642
12          23,398    12,526     12,526      87,526     18,730     18,730     93,730     28,417     28,417    103,417
13          26,038    13,396     13,396      88,396     20,688     20,688     95,688     32,565     32,565    107,565
14          28,810    14,234     14,234      89,234     22,712     22,712     97,712     37,122     37,122    112,122
15          31,720    15,042     15,042      90,042     24,808     24,808     99,808     42,131     42,131    117,131

16          34,777    15,818     15,818      90,818     26,974     26,974    101,974     47,632     47,632    122,632
17          37,985    16,562     16,562      91,562     29,212     29,212    104,212     53,678     53,678    128,678
18          41,355    17,272     17,272      92,272     31,524     31,524    106,524     60,322     60,322    135,322
19          44,892    17,947     17,947      92,947     33,911     33,911    108,911     67,623     67,623    142,623
20          48,607    18,586     18,586      93,586     36,375     36,375    111,375     75,646     75,646    150,646

Age 60      97,665    22,267     22,267      97,267     64,992     64,992    139,992    215,170    215,170    290,170
Age 65     132,771    21,310     21,310      96,310     81,383     81,383    156,383    352,366    352,366    429,887
Age 70     177,576    16,934     16,934      91,934     97,538     97,538    172,538    570,328    570,328    661,581
Age 75     234,759     7,121      7,121      82,121    110,763    110,763    185,763    917,144    917,144    992,l44

(1) Assumes a $1,400 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS OF ALLMERICA INVESTMENT TRUST AND PORTFOLIOS OF VARIABLE INSURANCE PRODUCTS FUND. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           SMA LIFE ASSURANCE COMPANY
                        VARIABLE EXCEPTIONAL LIFE POLICY

                                                                                                    Non-Smoker Age 45
                                                                                     Specified Face Amount = $250,000
                                                                                                 Sum Insured Option 1
                                                 CURRENT COST OF INSURANCE CHARGES

         Premiums           Hypothetical 0%                  Hypothetical 6%                   Hypothetical 12%
        Paid Plus       Gross Investment Return          Gross Investment Return           Gross Investment Return
         Interest

 Policy    At 5%     Surrender   Policy      Death     Surrender   Policy     Death     Surrender   Policy     Death
  Year    Per Year     Value      Value     Benefit      Value      Value    Benefit      Value      Value    Benefit

1            4,410       153      3,502     250,000        382      3,731    250,000        611      3,960    250,000
2            9,040     3,565      6,914     250,000      4,242      7,591    250,000      4,948      8,297    250,000
3           13,903     6,887     10,236     250,000      8,236     11,585    250,000      9,699     13,048    250,000
4           19,008    10,249     13,464     250,000     12,500     15,715    250,000     15,039     18,254    250,000
5           24,368    13,787     16,601     250,000     17,174     19,987    250,000     21,150     23,963    250,000

6           29,996    17,232     19,644     250,000     21,993     24,405    250,000     27,814     30,225    250,000
7           35,906    20,577     22,587     250,000     26,958     28,967    250,000     35,083     37,093    250,000
8           42,112    23,823     25,431     250,000     32,074     33,682    250,000     43,024     44,632    250,000
9           48,627    26,969     28,174     250,000     37,348     38,554    250,000     51,708     52,913    250,000
10          55,469    30,010     30,814     250,000     42,783     43,587    250,000     61,212     62,015    250,000

11          62,652    33,346     33,346     250,000     48,784     48,784    250,000     72,O25     72,O25    250,000
12          70,195    35,735     35,735     250,000     54,122     54,122    250,000     83,014     83,014    250,000
13          78,114    37,977     37,977     250,000     59,604     59,604    250,000     95,092     95,092    250,000
14          86,430    40,076     40,076     250,000     65,244     65,244    250,000    108,393    108,393    250,000
15          95,161    42,023     42,023     250,000     71,043     71,043    250,000    123,055    123,055    250,000

16         104,330    43,806     43,806     250,000     77,002     77,002    250,000    139,237    139,237    250,000
17         113,956    45,448     45,448     250,000     83,155     83,155    250,000    157,141    157,141    250,000
18         124,064    46,935     46,935     250,000     89,504     89,504    250,000    176,973    176,973    250,000
19         134,677    48,253     48,253     250,000     96,054     96,054    250,000    198,972    198,972    250,000
20         145,820    49,388     49,388     250,000    102,813    102,813    250,000    223,320    223,320    272,451

Age  60     95,161    42,023     42,023     250,000     71,043     71,043    250,000    123,055    123,055    250,000
Age  65    142,820    49,388     49,388     250,000    102,813    102,813    250,000    223,320    223,320    272,451
Age  70    210,477    51,357     51,357     250,000    139,910    139,910    250,000    386,432    386,432    448,262
Age  75    292,995    44,916     44,916     250,000    184,624    184,624    250,000    649,170    649,170    694,611

(1) Assumes a $4,200 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS OF ALLMERICA INVESTMENT TRUST AND PORTFOLIOS OF VARIABLE INSURANCE PRODUCTS FUND. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           SMA LIFE ASSURANCE COMPANY
                        VARIABLE EXCEPTIONAL LIFE POLICY

                                                                                                    Non-Smoker Age 45
                                                                                     Specified Face Amount = $250,000
                                                                                                 Sum Insured Option 1
                                                GUARANTEED COST OF INSURANCE CHARGES

         Premiums           Hypothetical 0%                  Hypothetical 6%                   Hypothetical 12%
        Paid Plus       Gross Investment Return          Gross Investment Return           Gross Investment Return
         Interest

 Policy    At 5%     Surrender   Policy      Death     Surrender   Policy     Death     Surrender   Policy     Death
  Year    Per Year     Value      Value     Benefit      Value      Value    Benefit      Value      Value    Benefit

1            4,410         0      3,167     250,000         36      3,385    250,000        255      3,604    250,000
2            9,040     2,879      6,228     250,000      3,514      6,863    250,000      4,177      7,526    250,000
3           13,903     5,833      9,182     250,000      7,087     10,436    250,000      8,447     11,796    250,000
4           19,008     8,807     12,022     250,000     lO,884     14,099    250,000     13,231     16,446    250,000
5           24,368    11,935     14,748     250,000     15,043     17,857    250,000     18,702     21,515    250,000

6           29,996    14,947     17,358     250,000     19,298     21,709    250,000     24,635     27,046    250,000
7           35,906    17,829     19,839     250,000     23,639     25,648    250,000     31,066     33,075    250,000
8           42,112    20,574     22,182     250,000     28,061     29,669    250,000     38,044     39,651    250,000
9           48,627    23,170     24,376     250,000     32,558     33,764    250,000     45,619     46,825    250,000
10          55,469    25,603     26,407     250,000     37,119     37,923    250,000     53,849     54,652    250,000

11          62,652    28,268     28,268     250,000     42,145     42,145    250,000     63,206     63,206    250,000
12          70,195    29,950     29,950     250,000     46,426     46,426    250,000     72,568     72,568    250,000
13          78,114    31,445     31,445     250,000     50,762     50,762    250,000     82,830     82,830    250,000
14          86,430    32,744     32,744     250,000     55,154     55,154    250,000     94,103     94,103    250,000
15          95,161    33,837     33,837     250,000     59,598     59,598    250,000    106,511    106,511    250,000

16         104,330    34,697     34,697     250,000     64,077     64,077    250,000    120,186    120,186    250,000
17         113,956    35,302     35,302     250,000     68,583     68,583    250,000    135,293    135,293    250,000
18         124,064    35,6l7     35,617     250,000     73,094     73,094    250,000    152,015    152,015    250,000
19         134,677    35,596     35,596     250,000     77,583     77,583    250,000    170,572    170,572    250,000
20         145,820    35,194     35,194     250,000     82,028     82,028    250,000    191,230    191,230    250,000

Age 60      95,161    33,837     33,837     250,000     59,598     59,598    250,000    106,511    106,511    250,000
Age 65     142,820    35,194     35,194     250,000     82,028     82,028    250,000    191,230    191,230    250,000
Age 70     210,477    26,069     26,069     250,000    103,101    103,101    250,000    331,550    331,550    384,598
Age 75     292,995         0          0           0    119,588    119,588    250,000    555,584    555,584    594,475


(1) Assumes a $4,200 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS OF ALLMERICA INVESTMENT TRUST AND PORTFOLIOS OF VARIABLE INSURANCE PRODUCTS FUND. THE VALUE OF UNITS, CASH VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGES 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR CASH VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIVES CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

              APPENDIX D - CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge maybe calculated upon issuance of the Certificate and upon each increase in Face Amount. The maximum surrender charge calculated upon issuance of the Certificate is equal to $8.50 per thousand dollars of the initial Face Amount plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium, depending on the group to which the Certificate is issued. The maximum surrender charge for an increase in Face Amount is $8.50 per thousand dollars of increase, plus up to 50% (less any premium expense charge not associated with state and local premium taxes) of the Guideline Annual Premium for the increase. The calculation may be summarized in the following formula:

Maximum Surrender Charge = (8.5 X Face amount) + (up to 50% X Guideline Annual
                                  -----------     Premium)
                                        1000

A further limitation is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges upon issuance of the Certificate and upon each increase in Face Amount are shown in the table below. During the first two Certificate years following issue or an increase in Face Amount, the actual surrender charge may be less than the maximum. See "CHARGES AND DEDUCTIONS-Surrender Charge."

The maximum surrender charge remains level for the first 24 Certificate months, reduces uniformly for the balance of the surrender charge period, and is zero thereafter. The actual surrender charge imposed may be less than the maximum.

The Factors used in calculating the maximum surrender charges vary with the issue Age and Underwriting Class as indicated in the table below.

                 MAXIMUM SURRENDER CHARGE PER $1000 FACE AMOUNT

 Age at                                        Age at
issue or     Unisex      Unisex    Unisex     issue or    Unisex     Unisex    Unisex
increase    Nonsmoker    Smoker    Unismoke   decrease   Nonsmoker   Smoker   Unismoke
       0                 14.89     14.37         41        27.74      32.73     29.39
       1                 14.84     14.31         42        28.55      33.79     30.27
       2                 15.00     14.44         43        29.41      34.91     31.19
       3                 15.17     14.58         44        30.31      36.08     32.17
       4                 15.35     14.73         45        31.26      37.31     33.19
       5                 15.53     14.88         46        32.27      38.60     34.27
       6                 15.73     15.05         47        33.33      39.95     35.40
       7                 15.94     15.23         48        34.46      41.38     36.59
       8                 16.16     15.41         49        35.64      42.89     37.86
       9                 16.39     15.61         50        36.90      44.48     39.19
      10                 16.64     15.82         51        38.24      46.17     40.60
      11                 16.91     16.05         52        39.66      47.95     42.10
      12                 17.18     16.28         53        41.17      49.84     43.68
      13                 17.47     16.52         54        42.76      51.82     45.36
      14                 17.77     16.77         55        44.46      53.91     47.12
      15                 18.08     17.02         56        46.25      56.11     48.98
      16                 18.38     17.28         57        48.16      56.87     50.95
      17                 18.67     17.54         58        50.18      56.76     53.03
      18      17.15      18.98     17.80         59        52.34      56.65     55.24
      19      17.40      19.29     18.07         60        54.64      56.54     56.71
      20      17.65      19.62     18.35         61        56.54      56.44     56.59
      21      17.92      19.95     18.64         62        56.41      56.34     56.47
      22      18.20      20.31     18.95         63        56.29      56.26     56.36
      23      18.49      20.68     19.27         64        56.16      56.18     56.25
      24      18.80      21.08     19.61         65        56.03      56.10     56.13
      25      19.13      21.49     19.97         66        55.90      56.01     56.00
      26      19.48      21.94     20.35         67        55.74      55.90     55.85
      27      19.85      22.42     20.75         68        55.58      55.76     55.70
      28      20.24      22.92     21.18         69        55.41      55.63     55.53
      29      20.65      23.45     21.63         70        55.27      55.49     55.37
      30      21.08      24.02     22.11         71        55.12      55.38     55.22
      31      21.54      24.62     22.61         72        54.96      55.29     55.10
      32      22.03      25.25     23.15         73        54.85      55.23     54.99
      33      22.54      25.92     23.71         74        54.75      55.19     54.89
      34      23.03      26.62     24.30         75        54.64      55.16     54.80
      35      23.64      27.36     24.92         76        54.52      55.10     54.69
      36      24.24      28.15     25.57         77        54.36      55.01     54.53
      37      24.87      28.97     26.26         78        54.18      54.86     54.35
      38      25.53      29.84     26.99         79        53.97      54.68     54.14
      39      26.23      30.76     27.75         80        53.75      54.49     53.91
      40      26.97      31.72     28.55


                                    EXAMPLES

For the purposes of these examples, assume that a unisex, Age 35, non-smoker purchases a $100,000 Certificate. In this example the Guideline Annual Premium ("GAP") equals $944.21. The maximum surrender charge is calculated as follows:

      (1) Deferred Administrative Charge                         $850.00
         ($8.50/$1,000 of Face Amount)

      (2) Deferred Sales Charge                                  $472.11
          (50% x GAP)

                                                               ---------
                                                               $1,322.11

      Maximum Surrender Charge per Table (23.64 x 100)         $2,364.00

During the first two Certificate years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

      (1) Deferred Administrative Charge                       $850.00
          ($8.50/$1,000 of Face Amount)

      (2) Deferred Sales Charge                                Varies
          (not to exceed 30% of premiums received,
          up to one GAP, plus 9% of premiums
          received in excess of one GAP)
                                                               ---------

                                                              Sum of (1) and (2)

The maximum surrender charge is $1,322.11. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Certificate Owner surrenders the Certificate in the 10th Certificate month, having paid total premiums of $900. The actual surrender charge would be $1,120.

EXAMPLE 2:

Assume the Certificate Owner surrenders the Certificate in the 120th month. Also assume that after the 24th Certificate month, the maximum surrender charge decreases by 1/156 per month thereby reaching zero at the end of the 15th Certificate year. In this example, the maximum surrender charge would be $508.50.

                                     Part II

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           RULE 6E-3(T) REPRESENTATIONS, DESCRIPTIONS AND UNDERTAKINGS

Registrant makes the following representations pursuant to the requirements of Rule 6e-3(T) under the Investment Company Act of 1940:

      A.  Risk Charge

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(1), Registrant represents that Rule 6e-3(T)(b)(13)(iii)(F) has been relied upon in deducting charges for mortality expense and risks assumed by SMA Life Assurance Company (the "Company").

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(2), Registrant represents that the mortality and expense risk charge is within the range of industry practice for comparable flexible premium variable life insurance contracts. The methodology used to support this representation is based upon an analysis of the mortality and expense risk charges adopted under other flexible premium variable life insurance contracts. Registrant undertakes to keep and make available to the Commission on request the documents used to support the foregoing representation.

      B.  Distribution Costs

Pursuant to Rule 6e-3(T)(b)(13)(iii)(F)(4)(ii)(A), Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Registrant will benefit the Registrant and contract holders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation. Pursuant to Section 6e-3(T)(b)(13)(iii)(F)(4)(ii)(B)(2), Registrant also represents that it will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 under the Investment Company Act of 1940 to finance distribution expenses.

                     CONTENTS OF THE REGISTRATION STATEMENT
                     --------------------------------------

This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consists of________ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the Securities Act of 1933. Representatives, descriptions and undertaking pursuant to Rule 6e-
3(T)(b)(13)(iii)(F) under the       Investment Company Act of 1940 (the "1940
Act").
The signatures.

Written consents of the following persons:

  1.  Price Waterhouse

  2.  Opinion of Counsel

The following exhibits:

  1.  Exhibit 1

      (Exhibits required by paragraph A of the instructions to Form N-8B-2)

      (1) Certified copy of Resolutions of the Board of Directors of the Company of November 22, 1993 establishing the Group VEL Account were previously filed with Registrant's initial Registration Statement and are herein incorporated by reference.

      (2)   Not Applicable.

      (3)   (a)   Form of Underwriting and Administrative Services Agreement
                  between the Company and Allmerica Investments, Inc. was previously filed with Registrant's initial Registration
                  Statement and is herein incorporated by reference.


            (b) Registered Representative Agreement and Resident Sponsor Agreement of Allmerica Investments, Inc. (formerly "SMA Equities, Inc.") were previously filed by the Company on June 3, 1987 Registration No. 33-14672, and are incorporated herein by reference.

            (4)   Not Applicable.

            (5) Forms of Policy and Policy riders were previously filed with Registrant's initial Registration Statement and are herein incorporated by reference.

            (6)   Organizational documents of the Company
                  as amended.

            (7)   Not Applicable.

      (8)   (a)   Form of Participation Agreement with
                  Allmerica Investment Trust was previously filed by the Company on June 3, 1987 in Registration Statement No. 33-14672, and is incorporated herein by reference.

            (b)   Form of Participation Agreement with
                  Variable Insurance Products Fund and
                  Variable Insurance Products Fund II was
                  previously filed by the Registrant,
                  Registration No. 33-14672, on June 3, 1987 and is incorporated herein by reference.

            (c) Form of Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed by the Registrant, Registration No. 33-44830 on December 27, 1991 and is incorporated herein by reference.

            (d) Form of Participation Agreement with T. Rowe Price International Series, Inc. was previously filed with Registrant's pre-effective amendment No. 1 and is herein incorporated by reference.

      (9)   Not Applicable.

      (10) Form of Application was previously filed with Registrant's initial Registration Statement and is herein incorporated by reference.

  2.  Form of Policy and Policy riders are included in Exhibit 1 above.

  3.  Opinion of Counsel.

  4.  Not Applicable.

  5.  Not Applicable.

  6. Actuarial consent was previously filed on May 1, 1995 and is incorporated herein by reference.

  7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed with Registrant's initial Registration Statement and is herein incorporated by reference.

  8.  Consent of Independent Accountants.

  9. AUV Calculation Services Agreement with the Shareholder Services Group date March 31, 1995 was previously filed on May 1, 1995 and is incorporataed by reference.

                             FORMS S-6 EXHIBIT TABLE
                             -----------------------

     Exhibit 1(6)   Articles of Incorporation and Bylaws, as amended
     Exhibit 3      Opinion of Counsel
     Exhibit 8      Consent of Independent Accountants

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this pre-effective amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Worcester, and Commonwealth of Massachusetts, on the 25th day of September, 1995. Registrant certifies that it meets the requirement of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement.

                                   SMA LIFE ASSURANCE COMPANY
                                   GROUP VEL ACCOUNT


                              Attest: /s/ Joseph W. MacDougall, Jr.
                                      --------------------------------
                                      Joseph W. MacDougall, Jr.
                                      Vice President, Associate General Counsel
                                      and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                Title                         Date
---------                -----                         ----

/s/ Richard M. Reilly    Director, President and       September 25, 1995
-----------------------  Chief Executive Officer       ---------------
Richard M. Reilly


/s/ John F. O'Brien      Director and Chairman of the
-----------------------  Board
John F. O'Brien


/s/ Eric A. Simonsen     Director, Vice President and
-----------------------   Chief Financial Officer
Eric A. Simonsen


/s/ Mark R. Colborn      Vice President and
-----------------------  Controller
Mark R. Colborn


/s/ Richard J. Baker     Director and Vice President
-----------------------
Richard J. Baker


/s/ John F. Kelly        Director
-----------------------
John F. Kelly